SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

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NEXT FUEL, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Next Fuel, Inc.
Proxy Statement

To our Shareholders:

You are cordially invited to attend our 2012 Annual Meeting of Shareholders which will be held at the Company's offices located at 19 Old Town Square, Suite 238, Fort Collins, Colorado on Wednesday, February 15, 2012 beginning at 10:00 a.m. MST.

The following proposals will be voted on at the Annual Meeting:

Proposal 1.	To elect three directors to serve a one year term or until their successors have been elected and qualified;

Proposal 2.	To ratify the appointment of Webb & Company, P.A. as our independent registered public accounting firm;

Proposal 3.	To adopt the 2011 Equity Compensation Plan;

Proposal 4.	To consider and act upon an advisory resolution on executive compensation;

Proposal 5.	To consider and act upon an advisory resolution on the frequency of the shareholders’ advisory resolution on executive compensation; and

Proposal 6.	To consider and act upon any other business as may properly come before the 2012 Annual Meeting or any adjournments thereof.

This proxy statement is intended to answer your questions and provide you with important information regarding our Board of Directors and senior management.

We are furnishing proxy materials to our shareholders over the Internet.  We believe that this electronic proxy process expedites our shareholders’ receipt of proxy materials, while also lowering costs and reducing the environmental impact of our Annual Meeting.  On or about January 6, 2012, we mailed our shareholders a Notice of Internet Availability of Proxy Materials ("Notice") which contains instructions on how to access our proxy statement and annual report to shareholders, and how to vote their shares.  The Notice also provides instructions on how you can request a paper copy of these documents if you desire.

Whether or not you plan to attend the Annual Meeting, your vote is important.  Instructions regarding the various methods of voting are contained on the Notice, including voting by Internet or by printing and mailing or faxing a proxy card.

On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in the affairs of our company.  We look forward to greeting in person as many of our shareholders as possible.

Sincerely,

Robert H. Craig,
Chairman and Chief Executive Officer
January 6, 2012

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on February 15, 2012:  This proxy statement, along with our Annual Report to Shareholders for the year ended September 30, 2011 (“Fiscal 2011”), are available free of charge at http://www.proxyandprinting.com/#!vote-your-proxy.

NEXT FUEL, INC.

PROXY STATEMENT

2012 ANNUAL MEETING OF SHAREHOLDERS

Shareholders Should Read the Entire Proxy Statement
Carefully Prior to Appointing the Proxies

QUESTIONS AND ANSWERS

The following are some commonly asked questions raised by shareholders and answers to each of those questions.

Why did I receive these proxy materials?

Our Board of Directors has made these materials available to you on the Internet or, upon your request, has delivered printed versions to you by mail, in connection with the solicitation of proxies by the Board for the 2012 Annual Meeting of Shareholders which will be held on February 15, 2012.  Proxies are solicited to give all shareholders of record at the close of business on December 27, 2011 an opportunity to vote on matters that come before the 2012 Annual Meeting.

Why did I receive a two-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

As permitted by the rules adopted by the Securities and Exchange Commission (“SEC”), we are making this proxy statement and our annual report available on the Internet.  On or about January 6, 2012, we mailed a Notice of Internet Availability of Proxy Materials to our shareholders containing instructions on how to access the proxy statement and annual report and vote online.  In addition, shareholders may request to receive proxy materials in printed form by mail on an ongoing basis.  Choosing to receive your future proxy materials by Internet will save us the cost of printing and mailing the documents to you.

What may I vote on at the 2012 Annual Meeting?

At the Annual Meeting, shareholders will consider and vote upon the following matters:

●	To elect three directors to serve a one-year term or until their successors have been elected and qualified;
●	To ratify the appointment of Webb & Company, P.A. as our independent registered public accounting firm;
●	To adopt the 2011 Equity Compensation Plan;
●	proposal to consider and act upon an advisory resolution on executive compensation;
●	proposal to consider and act upon an advisory resolution on the frequency of the shareholders’ advisory resolution on executive compensation; and
●	To consider and act upon any other business as may properly come before the 2012 Annual Meeting or any adjournments thereof.

Who is entitled to vote?

Shareholders of record as of the close of business on December 27, 2011, the Record Date, are entitled to vote on matters that come before the meeting.  Shares can be voted only if the shareholder is present in person or is represented by proxy.

How many votes do I have?

Each share of Next Fuel, Inc. common stock that you own as of the Record Date entitles you to one vote.  On December 27, 2011, there were 9,553,500 shares of our common stock outstanding.

What is the difference between holding shares as a shareholder of record and as a beneficial owner of shares held in street name?

Shareholders of Record. If your shares are registered directly in your name with our transfer agent, Island Stock Transfer, you are considered the shareholder of record with respect to those shares, and the notice was mailed directly to you.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and a notice was provided to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

How do I vote?

If you are a shareholder of record, you may vote in any of the following ways:

•
You can appoint the Proxies to vote your shares for you by going to the Internet website http://www.proxyandprinting.com/#!vote-your-proxy. When you are prompted for your “control number,” enter the number printed just above your name on the Notice of Internet Availability of Proxy Materials that was mailed to you, and then follow the instructions provided. You may appoint the Proxies by Internet only until 5:00 p.m. MST on February 14, 2012, which is the day before the Annual Meeting date. If you appoint the Proxies by Internet, you need not sign and return a proxy card. You will be appointing the Proxies to vote your shares on the same terms and with the same authority as if you marked, signed and returned a proxy card. The authority you will be giving the Proxies is described below and in the proxy card enclosed with this proxy statement.

•
You can sign and return a proxy card to appoint the “Proxies” named below to vote your shares for you at the meeting.  You can return the proxy card by mail or by fax.  You will need to include your voter control number on the proxy card.  Your voter control number is printed on the Notice you previously received from us by mail.

•	You can validly appoint someone other than the Proxies to vote your shares for you if you comply with all applicable laws.
•
You may vote in person at the 2012 Annual Meeting.  However, you may vote by proxy before the Annual Meeting and still attend, if you prefer.  You may request directions by sending an email message to info@next-fuel.com.

If you are a beneficial owner of shares held in street name, you will need to give voting instructions to your broker or other intermediary in accordance with the steps provided to you by them and you wish to vote in person at the Annual Meeting, you must obtain a valid proxy from the organization that holds your shares. If you do not obtain a valid proxy from your bank or broker, you will not be entitled to vote your shares, but you can still attend the 2012 Annual Meeting if you bring a recent bank or brokerage statement showing that you were the beneficial owner of the shares on December 27, 2011, the Record Date for voting.

What happens if I do not give specific voting instructions?

Shareholders of Record. If you are a shareholder of record and you (i) indicate when voting that you wish to vote as recommended by our Board of Directors; or (ii) if you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. We believe Proposal 2 (ratification of the appointment of our independent registered public accounting firm) will be considered routine. Proposals 1, 3, 4 and 5, however, would likely be considered “non-routine” matters.  If the organization that holds your shares does not receive instructions from you about how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice.

Can I change my voting instructions?

You may revoke your proxy or change your vote at any time before the final vote at the Annual Meeting.

Shareholders of Record. If you are the record holder of your shares and you sign and return a proxy card or appoint the Proxies by Internet and you later wish to change the voting instructions or revoke the authority you gave the Proxies, you can do so before the Annual Meeting by taking the appropriate action described below.

To revoke your proxy, you can give our Corporate Secretary a written notice that you want to revoke your proxy card or Internet appointment or you can attend the Annual Meeting and either vote your shares in person or notify our Corporate Secretary that you want to revoke your proxy card or Internet appointment.

You may change your voting instructions by signing a new proxy card with a later date and returning it to us by mail or fax, or by using the Internet (only your latest proxy submitted prior to the Annual Meeting will be counted), or by attending the Annual Meeting and voting in person.  However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

Shares Held in Street Name.  If your shares are held in “street name” by a broker or other nominee and you want to change voting instructions you have given to your broker or other nominee, you must follow your broker’s or nominee’s directions.

What does it mean if I get more than one proxy card?

Your shares are likely registered differently or are in more than one account, such as individually and also jointly with your spouse. To assist us in saving money and to serve you more efficiently, we encourage you to have all your accounts registered in the same name and address by contacting our transfer agent, Island Stock Transfer, telephone 727-289-0010, or, if your shares are held by your broker or bank in “street name,” you should contact the broker or bank who holds your shares.

Why did I receive only one set of proxy materials although there are multiple shareholders at my address?

If one address is shared by two or more of our shareholders, we send only one set of proxy materials to that address unless we receive instructions to the contrary from any shareholder at that address. This practice, known as householding, is used to reduce our printing and postage costs. If a shareholder of record residing at such an address wishes to receive a separate set of proxy materials in the future, he or she may contact our Corporate Secretary. If you are a beneficial owner of shares held in street name, you can request or cancel householding by contacting your bank, broker, or nominee.

What constitutes a quorum?

The presence of at least 50% of the voting power, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum which is required in order to hold the 2012 Annual Meeting and conduct business.  Presence may be in person or by proxy.  You will be considered part of the quorum if you voted on the Internet, by facsimile or by properly submitting a proxy card or voting instruction form by mail, or if you are present and vote at the 2012 Annual Meeting.

Abstentions and broker “non-votes” are counted as present and entitled to vote for determining whether a quorum is present.  For the purpose of determining whether the shareholders have approved a matter, abstentions and broker “non-votes” are not treated as votes cast affirmatively or negatively, and therefore have no effect on the outcome of any matter being voted on at the 2012 Annual Meeting .

If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

What vote is required to approve each proposal?

Proposal 1: Election of directors.  The nominees who receive the most votes will be elected. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

Proposal 2: Ratification of the appointment of Webb & Company, P.A.  The ratification of this appointment will require the affirmative vote of a majority of the votes cast. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

Proposal 3: Adoption of the 2011 Equity Compensation Plan.  The adoption of the plan will require the affirmative vote of a majority of the votes cast. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

Proposal 4: Vote Required for the Advisory Resolution on Executive Compensation Proposal.  This proposal is non-binding on us and our Board of Directors.

Proposal 5: Vote Required for the Advisory Resolution on the Frequency of the Shareholders’ Say on Pay Proposal.  This proposal with respect to the frequency for submission of a resolution to the shareholders soliciting support for our named executive officer compensation policies and programs is non-binding on us and our Board of Directors.

Other Matters:  Approval of any unscheduled matter, such as a matter incident to the conduct of the meeting, would require the affirmative vote of a majority of the votes cast. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

What are the Board’s recommendations on the proposals?

The Board recommends our shareholders vote FOR Proposals 1, 2, 3, 4 and 5.

How can I attend the 2012 Annual Meeting?

You are invited to attend the Annual Meeting only if you were a Next Fuel, Inc. shareholder (including a joint holder) as of the close of business on December 27, 2011, the Record Date, or if you hold a valid proxy for the 2012 Annual Meeting.  In addition, if you are a shareholder of record (owning shares in your own name), your name will be verified against the list of registered shareholders on the Record Date prior to your being admitted to the 2012 Annual Meeting.  If you are not a shareholder of record but hold shares through a broker or nominee (in street name), you should provide proof of beneficial ownership on the Record Date, such as a recent account statement or a copy of the voting instruction card provided by your broker or nominee. The meeting will begin at 10:00 a.m. MST. Check-in will begin at 9:30 a.m. MST.

How will we solicit proxies and who is paying for this proxy solicitation?

The cost of soliciting proxies will be borne by us. These costs will include the expense of preparing, assembling, printing and mailing the notice to shareholders of record and beneficial owners and printed proxy materials to shareholders who specifically request them, and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders and obtaining beneficial owner’s voting instructions. We have not retained a proxy solicitor in conjunction with the Annual Meeting. In addition to soliciting proxies by mail, our Board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone. We may also solicit proxies by email from shareholders who are our employees.

Where can I find voting results of the 2012 Annual Meeting?

We will announce preliminary voting results at the 2012 Annual Meeting and publish final results in a Current Report on Form 8-K filed with the SEC.

What is the deadline for submitting proposals for next year’s Annual Meeting or to nominate individuals to serve as directors?

You may submit proposals, including director nominations, for consideration at future shareholder meetings as follows:

Shareholder Proposals: As of the date of this proxy statement, we had not received notice of any shareholder proposals for the 2012 Annual Meeting described herein and proposals received subsequent to the date of this proxy statement will be considered untimely. For a shareholder proposal to be considered for inclusion in our proxy statement for the 2013 Annual Meeting, the Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.  Proposals should be addressed to:

Next Fuel, Inc.
Attention: Corporate Secretary
821 Frank Street
Sheridan, WY  82801
Phone:  (307) 674-2145
rkindle@next-fuel.com

Under Rule 14a-8, to be timely, a shareholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy statement release to shareholders in connection with the previous year’s Annual Meeting.  However, if we did not hold an Annual Meeting in the previous year or if the date of this year’s Annual Meeting has been changed by more than 30 days from the date of the previous year’s Annual Meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials.  Therefore, proposals shareholders would like to be presented at the 2013 Annual Meeting must be received by us at our principal executive office no later than September 8, 2012 in order to be eligible for inclusion in our 2013 proxy statement and proxy relating to that meeting.  Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

Nomination of Director Candidates: You may propose director candidates for consideration by the Board of Directors. Any such recommendations should include the nominee’s name and qualifications for Board membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary of Next Fuel, Inc. at our principal executive offices: Next Fuel, Inc.; Attention: Corporate Secretary; 821 Frank Street; Sheridan, WY  82801 within the time period described above for proposals other than matters brought under SEC Rule 14a-8.

How may I communicate with the Board of Directors or the non-management directors on the Board?

You may contact any of our directors by writing to them c/o Next Fuel, Inc., Attention: Corporate Secretary; 821 Frank Street; Sheridan, WY  82801. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. We may initially receive and process communications before forwarding them to the applicable director.  We generally will not forward to the directors a shareholder communication that is determined to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about Next Fuel, Inc.  Concerns about accounting or auditing matters or communications should be sent to the attention of the Chairman of our Board of Directors at the address above.

WHO CAN HELP ANSWER YOUR QUESTIONS?

You may seek answers to your questions by writing, calling or emailing:

Next Fuel, Inc.
Attention: Corporate Secretary
821 Frank Street
Sheridan, WY  82801
Phone:  (307) 674-2145
rkindle@next-fuel.com

CORPORATE GOVERNANCE

Meeting of the Board of Directors

Our Board of Directors held two meetings in the year ended September 30, 2011 and the Board acted by unanimous written consent two times during that period. Our policy regarding directors’ attendance at the Annual Meetings of Shareholders is that all directors are expected to attend, absent extenuating circumstances.

Director Independence

All the members of our Board of Directors are either officers or major shareholders of the Company or both.  Under the standards of independence established under the NASDAQ rules and the SEC's rules, none of the members of our Board of Directors is independent. There were no transactions, relationships or arrangements not otherwise disclosed that were considered by the Board of Directors in determining whether any of the directors are independent.

Communications with the Board of Directors

Shareholders may communicate with our Board of Directors or any of the directors by sending written communications addressed to the Board of Directors or any individual director at:

Next Fuel, Inc.
Attention: Corporate Secretary
821 Frank Street
Sheridan, WY 82801.

All communications are compiled by the corporate secretary and forwarded to the Board or the individual director(s) accordingly.

Code of Conduct

Our Board of Directors has adopted a code of conduct that applies to all of our officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  Our code of conduct codifies the business and ethical principles that govern all aspects of our business.  The code of conduct was previously filed as an exhibit to the Form 10K/A filed with the SEC on August 21, 2009.  A copy of our code of conduct is available on our company website, www.next-fuel.com, and we undertake to provide a copy of our code of conduct to any person, at no charge, upon a written request. All written requests should be directed to Next Fuel, Inc., 821 Frank Street, Sheridan, WY 82801,  Attention: Corporate Secretary.

Board Leadership Structure

The Board’s current leadership structure does not separate the positions of Chairman and Chief Executive Officer. The Board has determined our leadership structure based on factors such as the experience of the applicable individuals, the current business and financial environment we face, particularly in view of its financial condition and industry conditions generally and other relevant factors. After considering these factors, we determined that not separating the positions of Chairman of the Board and Chief Executive Officer is the appropriate leadership structure at this time. The Board, through the Chairman and the Chief Executive Officer, are currently responsible for the strategic direction of our company. The Chairman and the Chief Executive Officer are currently responsible for the day to day operation and performance of our company. The Board feels that this provides an appropriate balance of strategic direction, operational focus, flexibility and oversight.

The Board’s Role in Risk Oversight

It is management’s responsibility to manage risk and bring to the Board's attention any material risks to the company. The Board has oversight responsibility for our risk policies and processes relating to the financial statements and financial reporting processes and the guidelines, policies and processes for mitigating those risks.

BOARD COMMITTEES AND DIRECTOR NOMINATIONS

Committees of the Board of Directors

Pursuant to our bylaws, our Board of Directors is permitted to establish committees from time to time as it deems appropriate.  We do not currently have an audit committee or any other permanent committees of the Board of Directors because we do not have any independent directors. Our Board of Directors has not established a nominating committee or compensation committee because the Board believes that it is unnecessary in light of the Board’s small size and the nature of our business.

Director Nomination

Our incumbent directors were appointed pursuant to agreements in which stockholders acquired shares of our stock. We have not received any other director nominations from shareholders.

In the event that vacancies on our Board of Directors arise, the Board considers potential candidates for director, which may come to the attention of the Board through current directors, employees, professional executive search firms, stockholders or other persons.

The Board will consider properly submitted stockholder nominations for candidates for the Board of Directors in the same manner as it evaluates other nominees. Following verification of the stockholder status of persons proposing candidates, recommendations will be aggregated and considered by the Board and the material provided by a stockholder to the corporate secretary for consideration of a nominee for director will be forwarded to the Board. All candidates will be evaluated at meetings of the Board. In evaluating such nominations, the Board will seek to achieve the appropriate balance of industry and business knowledge and experience in light of the function and needs of the Board of directors.  The Board will consider candidates with excellent decision-making ability, business experience, personal integrity and reputation.  The Board does not have a policy regarding diversity of directors.

Shareholder Nominations

Shareholders who would like to propose a candidate may do so by submitting the candidate’s name, resume and biographical information to the attention of our Corporate Secretary. All proposals for nomination received by the Corporate Secretary on or before September 8, 2012 will be presented to the committee for appropriate consideration in connection with the 2013 Annual Meeting.  It is the policy of the Board of Directors of the company to consider director candidates recommended by shareholders who appear to be qualified to serve on the company’s Board of Directors.  The Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Board does not perceive a need to increase the size of the Board of Directors.  In order to avoid the unnecessary use of the Board’s resources, the Board will consider only those director candidates recommended in accordance with the procedures set forth below.  To submit a recommendation of a director candidate to the Board, a shareholder should submit the following information in writing, addressed to the Corporate Secretary of our company at our main office:

1.	The name and address of the person recommended as a director candidate;

2.
All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to be named in the proxy statement as a nominee and to serve as a director if elected;

4.
As to the person making the recommendation, the name and address, as they appear on our books, of such person, and number of shares of our common stock owned by such person; provided, however, that if the person is not a record holder of our common stock, the person should submit his or her name and address along with a current written statement from the record holder of the shares that reflects the recommending person’s beneficial ownership of our common stock; and

5.	A statement disclosing whether the person making the recommendation is acting with or on behalf of any other person and, if applicable, the identity of such person.

There have been no material changes to the procedures by which our shareholders may recommend nominees to our Board of Directors.

Director Qualification

The following is a discussion for each director of the specific experience, qualifications, attributes or skills that led the Board to conclude at its meeting on December 23, 2011, that the individual should be serving as a director of our company.

Robert H. Craig.  As Chief Executive Officer, Mr. Craig has the vision, experience and judgment necessary to steer our company on the path toward substantial profitability and growth.  His background in the technology employed by the company enables him to guide us in the commercialization of our technology.  Mr. Craig also has a strong understanding of the financial aspects of our business, derived in part from his experience owning and running his previous company and as a Vice President with JP Morgan Chase.

Song Jin.  As President and Chief Technology Officer of the company, Mr. Jin has a strong understanding and grasp of the operational aspects of the company.  Mr. Jin is a very knowledgeable scientist who pioneered in the development and implementation of the biogenic coal-to-gas technology, as well as a number of other renewable energy-related technologies that may become relevant to the company in the future.  We believe Mr. Jin’s combined background in science, technology, and business will help position Next Fuel for advances in the future.

Guangwei Guo.  Mr. Guo is a well-respected businessman in China and a major shareholder in Next Fuel.  He was appointed to the Board of Directors after his initial investment in the company and has brought a unique insight into our operations in Asia, especially China.  His understanding of, and continued work in, developing markets and opportunities for Next Fuel in Asia will be a significant asset to the company's operations in strategically important geographic areas.

Other information about the nominees is presented under the caption "Directors and Executive Officers."  In addition to the individual skills and background described above, our Board also concluded that each of these individuals will continue to provide knowledgeable advice to our other directors and to senior management on numerous issues facing our company and on the development and execution of our strategy.

Compensation of Directors

Members of our Board of Directors who are also executive officers of our company do not receive any compensation for their services as a member of the Board of Directors other than any reimbursement of travel and lodging expenses which we may have paid.

Mr. Guangwei Guo, who is the only Board member who is not an executive officer of our company, did not receive any cash compensation for his services as a member of our Board of Directors during the fiscal year ending September 30, 2011 other than any reimbursement of travel and lodging expenses which we may have paid.  On November 17, 2011 Mr. Guo was granted a ten year option to purchase 10,000 shares of our common stock with an exercise price of $4.25 per share as compensation for his services as a Director.  The options, which were granted under our 2011 Equity Compensation Plan, vest in three equal annual installments on November 17th of 2012, 2013, and 2014.

AUDIT COMMITTEE REPORT AND RELATED MATTERS

Report of the Audit Committee of the Board of Directors

Our entire Board of Directors performs the functions an audit committee normally performs on other companies, because we have no independent directors and two of our Directors are also executive officers of our company. In this capacity our Board of Directors provides oversight of our financial reporting processes. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal control over financial reporting. Our independent auditors are responsible for expressing an opinion as to the conformity of our financial statements with generally accepted accounting principles and auditing management’s assessment of the effectiveness of internal control over financial reporting.

With respect to the year ended September 30, 2011, in addition to its other work, the Board performing the functions of an Audit Committee:

•	Reviewed and discussed with management and Webb & Company, P.A., our independent registered public accounting firm, our audited financial statements as of September 30, 2011 and the year then ended;

•
Discussed with Webb & Company, P.A., the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, with respect to its review of the findings of the independent registered public accounting firm during its examination of our financial statements; and

•
Received from Webb & Company, P.A., written affirmation of its independence as required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”.  In addition, the Board acting on the Audit Committee discussed with Webb & Company, P.A., its independence and determined that the provision of non-audit services was compatible with maintaining auditor independence.

The Board acting as the Audit Committee recommended, based on the review and discussion summarized above, that the Board of Directors include the audited financial statements for the year ended September 30, 2011 in the fiscal year 2011 Form 10-K for filing with the SEC.

Dated December 22, 2011	Board of Directors of Next Fuel, Inc.

/s/ Robert Craig, Chairman
/s/ Song Jin
/s/ Guangwei Guo

Information about our Independent Accountants

The Board of Directors appointed Webb & Company, P.A., as the independent registered public accounting firm to conduct the audit of our financial statements for the fiscal year ending September 30, 2012 and to report on our balance sheets, statements of income and other related statements.  Webb & Company, P.A., served as our independent registered public accounting firm for fiscal year 2011 as well.  The Board of Directors approves of all fees charged by our independent registered public accounting firm and approves the engagement letter with respect to audit, tax and review services. Other fees are subject to pre-approval by the Board of Directors.  Any audit and tax fees paid to the auditors with respect to Fiscal 2011 were pre-approved by the Board of Directors.

Fees for Audit and Other Accounting Services

The following table shows the fees that were billed for the audit and other services provided for the fiscal years ended September 30, indicated.

	2011	2010

Audit Fees	$30,420	$14,675
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total	$30,420	$14,675

Audit Fees

For the Company’s fiscal year ended September 30, 2011 and 2010, we were billed approximately $30,420 and $14,675 for professional services rendered for the audit and review of our financial statements.

Audit-Related Fees

There were no fees for audit-related services for the year ended September 30, 2011 and 2010.

Tax Fees

For the Company’s fiscal year ended September 30, 2011 and 2010, we were not billed for professional services rendered for tax compliance, tax advice, and tax planning.

All Other Fees

The Company did not incur any other fees related to services rendered by our principal accountant for the fiscal years ended September 30, 2011 and 2010.

The rules of the Securities and Exchange Commission require that before our auditor is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

•	approved by our audit committee; or

•
entered into pursuant to pre-approval policies and procedures established by the audit committee, provided the policies and procedures are detailed as to the particular  service,  the  audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee's responsibilities to management.

We do not have an audit committee.  Our entire board of directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the entire board of directors either before or after the respective services were rendered.

DIRECTORS AND EXECUTIVE OFFICERS

The executive officers and members of the Board of Directors of the Company are as follows:

NAME	POSITION(S)
Robert H. Craig	Chief Executive Officer, Secretary and Chairman and Member of the Board of Directors
Dr. Song Jin	President and Chief Operating Officer, Chief Technology Officer and Member of the Board of Directors
Robin Kindle	Vice President and Chief Financial Officer
Jon Larsen	Vice President of Operations
Guangwei Guo	Member of the Board of Directors

Mr. Robert H. Craig (49 years old) became the CEO of the Company and Chairman of the Company's Board of Directors on March 28, 2011.  From January 2003 until December 2010, he was a founder and owner of WYTEX Ventures, LLC, a coal bed methane exploration and production company based in Wyoming.   From May 1998 until December 2002, Mr. Craig was the Vice President of JP Morgan Chase, a commercial banking firm in which Mr. Craig managed a commercial banking sales force of seven bankers. Mr. Craig was awarded a BBA in 1998 and an MBA in 2001 from the University of Houston.

Mr. Song Jin (42 years old) became the President, Chief Operating Officer and Chief Technology Officer of the Company and a member of the Company's Board of Directors on April 1, 2011.  From August 2009 until February 2011, he was the Research Director of Ciris Energy Inc. (a natural gas company).  From June 2008 until July 2009, he was the Principal Scientist of MWH Americas (a multi-national full-service environmental engineering company).  From July 2006 until May 2008, he was the Principal Scientist of Western Research Institute (a non-profit research and development company with focus on development and commercialization of energy and environmental technologies).  Since January 2005, Song Jin has been an Adjunct Professor at the University of Wyoming.  Mr. Jin received a B.S. degree in Biochemistry from Anhui University (China).  He received  a M.S. degree in Plant Physiology (plant molecular biology) from the University of Wyoming.  He received a Ph.D. degree in Zoology and Physiology (environmental microbiology) from the University of Wyoming.

Mr. Robin Kindle (58 years old) became Vice President and Chief Financial Officer of the Company on March 28, 2011. From January 2003 until December 2010 he was an owner of WYTEX Ventures, LLC and Loral Operating, LLC, both coalbed methane exploration and production companies. Mr. Kindle was the Director of Investor Relations for U.S. Energy Corp. from April 1998 until December 2003. U.S. Energy Corp. is a public company that engages in both iol and gas operations and various other mineral developments. Mr. Kindle was awarded a Bachelor of Science Degree in Biology from the University of Wyoming.

Mr. Jon Larsen (57 years old) became the Vice President of Operations of the Company on March 28, 2011.  From March 2005 until March 2011 he was the President of Loral Operating, LLC., a coal bed methane exploration and production company based in Wyoming.  From July 2003 until March 2005 Mr. Larsen was the Senior Land Surveyor of P.E. Grosh Construction, Inc. a civil engineering design and construction company. Mr. Larsen has extensive field experience in all aspects of the coal bed methane industry and has several years experience specifically in field operations that utilize coal-to-gas technology.

Mr. Guangwei Guo (50 years old) is the Managing Director of San Ding Jiu Yuan (Beijing) Venture Capital Co. Ltd. (an investment company) since January 2011.  He was the General Manager of Ordos Huigu Industrial Design Park Co. Ltd. (an organization with a mission to attract companies with advanced technologies to the city of Ordos) between November 2008 and May 2011.  From May 2006 to October 2008, he was the General Manager of Inner Mongolia Lepuweiye Energy Saving Co. Ltd. (a company that focuses on commercialization of technologies with energy-saving benefits in industrial applications).  From September 2005 to April 2006, he was the General Manager of Qinghai Soda Industry Co. Ltd. (a manufacturer of various chemicals such as sodium carbonate).  Mr. Guo graduated from Inner Mongolia Industrial University (China) with a Bachelor's degree in engineering.

EXECUTIVE COMPENSATION

The following table summarizes the compensation paid to certain of our executive officers for the years ended September 30, 2011 and September 30, 2010:

Summary Compensation Table

Name and Principal Position	Year	Salary	All Other Compensation	Total
Robert H. Craig (1)	2011	$70,833	-	$70,833
Chief Executive Officer	2010	$0	-	$0
Dr. Song Jin (2)	2011	$70,833	-	$70,833
President, Chief Operating Officer, Chief Technology Officer	2010	$0	-	$0
Robin Kindle (3)	2011	$50,000	-	$50,000
Vice President and Chief Financial Officer	2010	$0	-	$0
John Cline	2011	$0	-	$0
former Chief Executive Officer	2010	$0	-	$0
Beverly Cline	2011	$0	-	$0
former Corporate Secretary	2010	$0	-	$0

_______________

(1)    Mr. Craig is employed by us under an employment agreement dated April 1, 2011, under which his initial annual salary is $120,000.  Mr. Craig was not employed by us prior to April 1, 2011.  Compensation reported in the table reflects payments pursuant to his employment agreement for the period April 1, 2011 to September 30, 2011.

(2)    Mr. Jin is employed by us under an employment agreement dated April 1, 2011, under which his initial annual salary is $120,000.  Mr. Jin was not employed by us prior to April 1, 2011.  Compensation reported in the table reflects payments pursuant to his employment agreement for the period April 1, 2011 to September 30, 2011.

(3)    Mr. Kindle is employed by us under an employment agreement dated April 1, 2011, under which his initial annual salary is $120,000.  Mr. Kindle was not employed by us prior to April 1, 2011.  Compensation reported in the table reflects payments pursuant to his employment agreement for the period April 1, 2011 to September 30, 2011.

We have not paid any bonuses and we did not grant any stock options or shares of common stock to any officer, director or employee as compensation for services during the two-year period ended September 30, 2011.  On November 17, 2011, we granted stock options pursuant to our 2011 Equity Compensation Plan to the officers in the table as follows: (1) Mr. Robert Craig - five-year options for 75,000 shares of Common Stock with an exercise price of $4.68 per share that vest in three equal annual installments on November 17 of 2012, 2013 and 2014; (2) Mr. Song Jin - ten-year options for 75,000 shares of Common Stock with an exercise price of $4.25 per share that vest in three equal annual installments on November 17th of 2012, 2013 and 2014; and (3) Mr. Robin Kindle - ten-year options for 50,000 shares of Common Stock with an exercise price of $4.25 per share that vest in three equal annual installments on November 17 of 2012, 2013 and 2014.

Our 2011 Equity Compensation Plan is summarized in "Proposal 3 - Adoption of 2011 Equity Compensation Plan."  A full copy of the 2011 Plan is attached as Appendix A to this proxy statement.

The Company has entered into Employment Agreements, effective Apri1 1, 2011, with the following officers: Messrs. Craig, Jin, Kindle and Larsen.  Salaries were negotiated as part of the transaction in which the Company acquired technology and intellectual property described elsewhere in this proxy statement.  Except for salary differences, the Employment Agreements for all officers are the same.  The Employment Agreements call for an initial annual salary of $120,000 for Messrs. Craig, Jin and Kindle and $70,000 for Mr. Larsen.

The principal terms of the Employment Agreements include the following terms:  The Employment Agreements have a term of two years that ends on March 31, 2013.  If the Company terminates employment before March 31, 2013, whether for cause or without cause, the Company is required to pay the officer one year of base salary.  The officers are entitled to participate in bonus plans and benefit plans to the extent the Company from time to time initiates such plans.  The Company currently has no bonus or benefit plans.  Benefits are payable during the severance period (one year), if the terms of the benefit plans permit.

Copies of these Employment Agreements were filed as Exhibits to our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 1, 2011.

The Technology Purchase Agreement, which is described under the caption "Certain Relationships and Related Transactions," contains non-competition provisions for each of the above named officers.  The non-competition restrictions last until the later of March 31, 2015 or one year after termination of employment.

Narrative Disclosure of Compensation Policies and Practices as They Relate to Risk Management

We believe our compensation policies and practices for our employees do not create risks that are reasonably likely to have a material adverse effect on the company.  We intend to review our compensation policies from time to time to reflect changes in our risk profile.  On November 17, 2011, we approved our 2011 Equity Compensation Plan that includes "clawback" provisions that can cause an employee to forfeit option or stock grants even after the grant has vested.  The types of actions that can trigger clawbacks include: misappropriate or unauthorized disclosure of the company’s intellectual property; material breaches of contracts; certain willful or reckless failure to comply with company policies or lawful directives of the Board of Directors of company officers in material respects; certain willful or reckless falsification of financial information the participant is aware could mislead the Board or potential investors or certain failures to report the same after discovery; certain violations of fiduciary duties, certain unlawful trading in securities of the company; felony convictions; willful or reckless misconduct that adversely affect the company; dishonesty, fraud, embezzlement, deceit or other unlawful acts, violations of no-competition, non-solicitation or other covenants.

Golden Parachute Compensation

We do not have any type of compensation, whether present, deferred or contingent that is based on or otherwise relates to an acquisition, merger, consolidation, sale or other disposition of all or substantially all our assets.  Our stock option award grants made on November 17, 2011 described above do not include accelerated vesting on account of a sale transaction.  We do have severance provisions in employment agreements with certain officers as described above, which are triggered by termination of employment, whether in connection with a sale transaction or otherwise.

Director Compensation

Our directors currently receive no compensation for their service as directors, and none of our directors were compensated for their service as our directors during either of the two years ended September 30, 2011.  On November 17, 2011, pursuant to our 2011 Equity Compensation Plan we granted to Mr. Guangwei Guo a ten-year option for 10,000 shares of Common Stock with an exercise price of $4.25 per share that vest in three equal annual installments on November 17th of 2012, 2013 and 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of our common stock as of December 1, 2011 by each of our executive officers and directors and each person known to be the beneficial owner of 5% or more of the outstanding common stock. Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. Unless otherwise indicated, the address of each stockholder listed in the table is c/o Next Fuel, Inc., 821 Frank Street, Sheridan, WY 82801.

Shareholder Name and Address	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)
David S. Callan (3)(4) c/o Hawk Opportunity Fund, LP 159 North State Street Newtown, PA 18949	1,125,000	11.8%

R. Scott Williams (3) c/o Hawk Opportunity Fund, LP 159 North State Street Newtown, PA 18949	1,125,000	11.8%

Hawk Opportunity Fund, L.P. (3) 159 North State Street Newtown, PA 18949	500,000	5.2%
________________

(1)
Shares are reported in the table as currently beneficially owned if the person currently has the right to acquire the shares or the right to acquire the shares within sixty (60) days.  Shares are also reported as beneficially owned if the person has sole power, or shares the power, to vote or sell the shares.

(2)
Based on 9,553,500 shares of our Common Stock outstanding at December 1, 2011.  Any securities not currently outstanding which are subject to options, warrants, rights to purchase or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class by any other person.

(3)
As the sole general partners of Hawk Opportunity Fund, L.P., Callan and Williams are each deemed to beneficially own all 500,000 shares owned by Hawk Opportunity Fund, L.P. in addition to shares each personally owns.  Numbers of shares and percentages shown in the table for Hawk Opportunity Fund, L.P., Callan and Williams would overstate the collective ownership of these three shareholders if aggregated together, because the 500,000 shares are counted as owned by each of these shareholders.  The three shareholders beneficially own a total of 1,750,000 shares, which constitutes approximately 18.3% of the Company's outstanding shares of Common Stock.

The following table describes, as of December 1, 2011, the beneficial ownership of our Common Stock by (i) each of our current directors, (ii) each of our executive officers and (iii) all of our current directors and executive officers as a group.

Shareholder	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)
Robert H. Craig (3)	2,000,000	19.0%
Song Jin (4)	1,000,000	9.5%
Robin Kindle (5)	800,000	8.4%
Jon Larsen (6)	200,000	2.1%
Guangwei Guo (7)	1,067,000	9.0%
All executive officers and directors as a group (five persons) (3)(4)(5)(6)(7)	5,067,000	48.0%
__________________

(1)
Shares are reported in the table as currently beneficially owned, if the person currently has the right to acquire the shares or the right to acquire the shares within sixty (60) days.  Shares are also reported as beneficially owned, if the person has sole power, or shares the power, to vote or sell the shares.

(2)
Based on 9,553,500 shares of our Common Stock outstanding at December 1, 2011. Any securities not currently outstanding which are subject to options, warrants, rights to purchase or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class by any other person.

(3)
Includes 1,000,000 shares Mr. Craig has the right to acquire at any time pursuant to a two-year warrant. The exercise price of the warrant is: (i) twenty cents ($0.20) per share, if the warrant is exercised during its first year and (ii) thirty cents ($0.30) per share, if the warrant is exercised during its second year.  Does not include 75,000 shares subject to outstanding stock options of Mr. Craig which do not become exercisable within sixty (60) days.

(4)	Does not include 75,000 shares subject to outstanding stock options of Mr. Jin which do not become exercisable within sixty (60) days.
(5)	Does not include 50,000 shares subject to outstanding stock options of Mr. Kindle which do not become exercisable within sixty (60) days.
(6)	Does not include 50,000 shares subject to outstanding stock options of Mr. Larsen which do not become exercisable within sixty (60) days.
(7)
Does not include 333,000 shares of Common Stock owned by two business associates of Mr. Guo as to which Mr. Guo disclaims beneficial ownership. Does not include 100,00 shares of Common Stock owned by Mr. Guo's adult daughter as to which he disclaims beneficial ownership. Does not include 10,000 shares subject to outstanding stock options of Mr. Guo which do not become exercisable within sixty (60) days.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compliance with Section 16(a) of the Exchange Act

During fiscal year 2011, we filed reports with the SEC pursuant to Section 15(d) of the Securities Exchange Act of 1934.  Therefore, our officers and directors were not subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934.

Director Independence

All the members of our Board of Directors are either officers or major shareholders of the Company or both.  Our Board of Directors applies the standards of independence established under the NASDAQ rules. None of the Members of our Board of Directors is independent.  There were no transactions, relationships or arrangements not otherwise disclosed that were considered by the Board of Directors in determining whether any of the directors are independent.

Lease of Principal Offices from Robin Kindle

The Company currently leases its principal offices consisting of approximately 3,000 square feet of office and warehouse space on a month-to-month basis from Robin Kindle for $1,118 per month.

Pilot Test Agreement and Memorandum of Understanding

We entered into a pilot test agreement and memorandum of understanding with San Ding Jiu Yuan/Future Fuel, which is affiliated with investors that purchased shares of our common stock and Mr. Guo. We began field testing in Inner Mongolia in the People's Republic of China.  A site has been selected that is thought to be the most suitable location for the implementation of our technology. We have received coal samples from the sites and lab results from lignite taken from the test area has shown very positive to the application of our CTG Technology. These results show that new biogenic methane can be produced from the lignite in this test area. In addition to the lab testing, initial field operations have begun, these operations include drilling of the initial pilot wells and construction of infrastructure to tie the wells together. We expect the testing will be completed during the third fiscal quarter of 2012 (second calendar quarter of 2012).

Sales of Securities to Guangwei Guo and Affiliates

Pursuant to Subscription Agreements dated March 28, 2011 and May 13, 2011, three individuals affiliated with San Ding Jiu Yuan Beijing Venture Investment Company (collectively, "San Ding") the Company sold One Million shares of Common Stock for Two ($2.00) Dollars (U.S.) per share for an aggregate amount of Two Million ($2,000,000) Dollars (US).  Mr. Guangwei Guo, a representative of San Ding, became a member of the Company's Board of Directors.

Mr. Guangwei Guo, a member of the Company's Board of Directors, purchased an additional Four Hundred Thousand (400,000) shares of Common Stock of the Company for a purchase price of Three ($3.00) Dollars (US) per share in a transaction in which the Company raised One Million Two Hundred Thousand ($1,200,000) Dollars (US).

As a result of these transactions three individuals affiliated with San Ding own one million shares of our Common Stock.  The offer and sales to San Ding and its affiliates were exempt from registration pursuant to Regulation S of the Securities and Exchange Commission.

San Ding Jiu Yuan Beijing Venture Investment Company and its affiliates (collectively, "San Ding") executed and delivered to the Company Lock-up and Installment Re-Sale Restriction Agreements dated as of March 28, 2011 and as of May 13, 2011 (collectively, the "San Ding Lock-up Agreement").  Pursuant to this Agreement, San Ding agreed to restrictions on selling, short sales, pledges, loans, assignments or otherwise transferring any shares purchased.  These transactions are called "Restricted Transactions."  Certain private sales are exempt from these re-sale restrictions, provided the buyer agrees to restrict re-sales to the same extent as San Ding has agreed in the San Ding Lock-up Agreement.

Two time periods with different levels of restrictions are covered by the San Ding Lock-up Agreement.

During the first time period (the "Lock-up Period"), no Restricted Transactions are permitted.  The Lock-up Period started immediately and ends on the first anniversary of the last day of the calendar month during which the later of two events occurs: (i) the date a Registration Statement pursuant to Section 5 of the Securities Act of 1933 covering the resale of shares of Common Stock of the Company becomes effective by order of the SEC, which Registration Statement includes shares of Common Stock sold in the private placement, or (ii) the date the Company raises at least Three Million ($3,000,000) Dollars (US) in the private placement, including from sales to San Ding described in this Report.  We have already achieved the capital raising goal and the registration statement became effective on October 28, 2011.  Consequently the one year lock-up period has begun running and will end on October 31, 2012.

The second time period covered by the San Ding Lock-up Agreement (the "Installment Re-Sale Period") begins immediately after the Lock-up Period and ends on the first anniversary of the beginning of the Installment Re-Sale Period.  During the Installment Re Sale Period, San Ding is permitted to sell during any calendar month a number of shares equal to the lower of Eight and One Half (8.5%) of the shares purchased, or its pro rata share of the average weekly reported volume of trading of the Company's shares on all national securities exchanges and/or reported through the automated quotation system of a registered securities association during the four calendar weeks that ended immediately prior to the beginning of the calendar month during which the sale occurs (the "Average Weekly Volume").  San Ding's pro rata share is determined by dividing (i) the number of shares owned by San Ding, by (ii) the number of shares whose resale is restricted by agreements with San Ding and other investors in the private placement.

After the Installment Re-Sale Period ends on October 31, 2013, San Ding is free to sell or otherwise transfer shares without restriction, except any restrictions imposed by securities laws, rules and regulations.

The Company also entered into a Registration Rights Agreement dated May 13, 2011 with San Ding (the "Registration Rights Agreement"). The Registration Rights Agreement requires the Company to use reasonable commercial efforts to file by July 11, 2011 a registration statement to register for re-sale the shares purchased by San Ding and to use reasonable commercial efforts to cause the registration to become effective within six months after the registration statement is filed. The Registration Rights Agreement includes liquidated damages, if the Company fails to achieve the target dates, because the Company fails to use commercially reasonable efforts. The Registration Rights Agreement contains other provisions common to agreements of this nature.  Because the registration statement became effective on October 28, 2011, the Company is no longer subject to this liquidated damages provision.

Issuances of Securities to Acquire Technology and Intellectual Property

In transactions exempt from registration by reason of Section 4(2) of the Securities Act of 1933, as amended, on March 28, 2011, the Company issued Three Million Ten Thousand (3,010,000) shares of Common Stock and a Warrant to purchase an additional One Million shares of Common Stock to five persons (the "Technology Sellers") in connection with the acquisition of certain technology (the "Acquired Technology").

The Technology Sellers executed and delivered to the Company a Lock-up and Installment Re-Sale Restriction Agreement dated as of March 28, 2011 (the "Acquisition Lock-up Agreement").  Pursuant to this Acquisition Lock-up Agreement, the Technology Sellers agreed to restrictions on sales, short sales, pledges, loans, assignments or other transfers any of the shares and warrants they acquired.  These transactions are called "Restricted Transactions."  Certain private sales are exempt from the Restricted Transactions restrictions, provided the buyer agrees to comply with the restrictions on Restricted Transactions to the same extent as the Technology Sellers have agreed in the Acquisition Lock-up Agreement.

Two time periods with different levels of restrictions are covered by the Acquisition Lock-Up Agreement.

During the first time period (the "Lock-up Period"), no Restricted Transactions are permitted. The Lock-up Period started immediately and ends on the first anniversary of last day of the calendar month during which the later of two events occurs: (i) the date a Registration Statement pursuant to Section 5 of the 1933 Securities Act of 1933, as amended, covering resale of shares of Common Stock of the Company becomes effective by order of the SEC, which Registration Statement includes shares of Common Stock sold in a private placement, as defined in the Registration Rights or (ii) the date the Company raises at least Three Million ($3,000,000) Dollars (US) in private placement(s), including from sales to San Ding described in this Report.  We have already achieved the capital raising goal and the registration statement became effective on October 28, 2011.  Consequently the one year lock-up period has begun running and will end on October 31, 2012.

The second time period (the "Installment Re-Sale Period") begins immediately after the Lock-up Period and ends on the first (1st) annual anniversary of the beginning of the Installment Re-Sale Period.  During the Installment Re Sale Period, each of the Technology Sellers are permitted to sell during any calendar month a number of shares equal to the lower of Eight and One Half percent (8.5%) of the shares they purchased, or their pro rata share of the average weekly reported volume of trading of the Company's shares on all national securities exchanges and/or reported through the automated quotation system of a registered securities association during the four calendar weeks that ended immediately prior to the beginning of the calendar month during which the sale occurs (the "Average Weekly Volume").  The pro rata share of each Technology Seller is determined by dividing (i) the number of shares owned by that Technology Seller, by (ii) the number of shares owned by all Technology Sellers.

After the Installment Re-Sale Period ends on October 31, 2013, the Technology Sellers are free to sell or otherwise transfer shares without restriction, except any restrictions imposed by securities laws, rules and regulations.

Transactions with to Hawk Opportunity Fund, L.P. and its General Partners

On February 22, 2011, Hawk Opportunity Fund, L.P. ("Hawk")  loaned us  Fifty Thousand ($50,000) Dollars to facilitate us negotiating the acquisition of the Acquired Technology described above.   On March 28, 2011, when we acquired the Acquired Technology, the $50,000 loan was converted into shares of our Common Stock at a rate of Ten Cents ($0.10)  per share for a total of 500,000 shares of Common Stock.

On February 22, 2011 Hawk purchased for Five Thousand ($5,000) Dollars indebtedness we owe to Next Fuel, Inc., a Delaware corporation ("Next Fuel Delaware"), in the amount of Two Hundred Eighty Five Thousand Seven Hundred Fifty ($285,750) Dollars (the "Advance") which was advanced to the Registrant by Next Fuel Delaware in anticipation that Next Fuel Delaware would acquire control of us.  On February 22, 2011, we, Hawk and Next Fuel Delaware entered into an agreement whereby we and Next Fuel Delaware terminated our prior agreements and released one another from liabilities other than the Advance purchased by Hawk. The $285,750 Advance purchased by Hawk did not bear interest and was payable upon demand by the holder of the Advance.  The $285,750 Advance was repaid in full on June 29, 2011.

In addition, certain shares and options to purchase shares were transferred by to Hawk and Hawk's affiliates by John Cline, who was then our Chief Executive Officer.  Such transactions were reported in Current Reports on Form 8-K filed with the Securities and Exchange Commission on February 22, 2011 and February 28, 2011 and April 1, 2011.

John Cline, our former President, Chief Executive Officer and member of the Board of Directors, entered into a Stock Resale and Option Agreement dated as of February 22, 2011 (the "Cline Transfer Agreement") pursuant to which he agreed to transfer to David S. Callan ("Callan") and R. Scott Williams ("Williams") and Hawk Opportunity Fund, L.P., a Delaware limited partnership (Callan, Williams and Hawk are referred to collectively as the "Buyers") all 2,500,000 shares of our Common Stock he owns.  Williams and Callan are the sole general partners of Hawk and share control over Hawk’s decisions, including whether to Exercise the Option, resell shares and vote shares Hawk owns.

The terms of the transfer to the Buyers by Mr. Cline included (i) the immediate sale to Williams of Six Hundred Twenty-Five  Thousand (625,000) shares for One ($0.01) Cent per share for a total of Twelve Thousand Five Hundred ($6,250) Dollars, which has been paid; (i) the immediate sale to Callan of Six Hundred Twenty-Five  Thousand (625,000) shares for One ($0.01) Cent per share for a total of Twelve Thousand Five Hundred ($6,250) Dollars, which has been paid; and (iii) grant to Hawk of a two-year option (the "Option") to purchase an additional One Million Two Hundred Fifty Thousand (1,250,000) shares of Common Stock from Mr. Cline.  The exercise price of the Option is (i) Twenty ($0.20) Cents per share, if the Option is exercised before March 1, 2012 and (ii) Thirty ($0.30) Cents per share, if the Option is exercised on or after March 1, 2012 and before March 1, 2013.  The Option terminates on the last day of February 2013.

We are a party to the Cline Transfer Agreement only for the purpose of confirming that the Buyers understand the shares they acquire can be transferred only in compliance with an exemption from registration or a registration statement.  We have not agreed to register re-sales of shares by the Buyers.  We will not receive any payments from the Buyers or Mr. Cline in connection with the transactions contemplated by the Cline Transfer Agreement.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of three individuals, though our bylaws allow the Board to increase or decrease the number of directors.  Pursuant to our bylaws, our directors are elected annually by the shareholders for terms of one year.

The Board has nominated Messrs. Robert Craig, Song Jin and Guangwei Guo for re-election as directors to hold office until the 2013 Annual Meeting of shareholders or until their successors have been duly elected and qualified.  Biographical information concerning Messrs. Craig, Jin and Guo appears earlier in this proxy statement under “Directors and Executive Officers.”  In the event any of Messrs. Craig, Jin and Guo are unable or unwilling to serve as a director, the individual named as proxy on the proxy card will vote the shares that he represents for election of such other person(s) as the Board of Directors may recommend.  The Board has no reason to believe that any of Messrs. Craig, Jin and Guo will be unable or unwilling to serve.

You may cast one vote for each share of our common stock that you held of record on the Record Date on each director to be elected and on each other matter voted on by shareholders at the Annual Meeting. You may not cumulate your votes in the election of directors.  Our directors are elected by a plurality of the votes cast in elections.  In the election of directors at the Annual Meeting, the three nominees receiving the highest numbers of votes will be elected.  Abstentions and broker non-votes will have no effect in the voting for directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF THE DIRECTOR NOMINEES.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF WEBB & COMPANY, P.A.

The Board of Directors acting as our audit committee has appointed Webb & Company, P.A., as our independent registered public accounting firm to audit our financial statements for the fiscal year ending September 30, 2012. Representatives of Webb & Company, P.A. will be present in person or by telephonic conference call at the Annual Meeting and will have an opportunity to make a statement or to respond to appropriate questions from shareholders.  Although shareholder ratification of the appointment of our independent auditor is not required by our by-laws or otherwise, we are submitting the selection of Webb & Company, P.A. to our shareholders for ratification to permit shareholders to participate in this important corporate decision.  If not ratified, the Board of Directors acting as our Audit Committee will reconsider the selection, although the Board of Directors acting as our Audit Committee will not be required to select a different independent auditor for our company.

For Proposal 2 to be approved, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote must be cast in favor of the proposal.  Abstentions and broker non-votes will have the same effect as votes against Proposals 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF WEBB & COMPANY, P.A.

PROPOSAL 3

ADOPTION OF THE 2011 EQUITY COMPENSATION PLAN

On November 17, 2011, our Board of Directors approved the 2011 Equity Compensation Plan (the “2011 Plan”), and recommended the adoption of the 2011 Plan by our shareholders. The 2011 Plan reserves 1,000,000 shares of our common stock for delivery pursuant to the terms of the plan in connection with stock options, stock appreciation rights, restricted stock awards and other stock-based awards.

The 2011 Plan provides for the grant of incentive stock options (“ISOs”), non-statutory stock options (“NSOs”), restricted stock, and other stock-based awards. The terms and provisions of the 2011 Plan are summarized below, which summary is qualified in its entirety by reference to the 2011 Plan, a copy of which is attached as Appendix A to this proxy statement.

The purpose of the 2011 Plan is to advance the interests of our company by providing an incentive to attract, retain and motivate highly qualified and competent persons who are important to us and upon whose efforts and judgment the success of our company is largely dependent.  Grants to be made under the 2011 Plan may be made to our employees, our executive officers and members of our Board of Directors and consultants.  The recipient of any grant under the 2011 Plan, and the amount and terms of a specific grant, will be determined by the Compensation Committee.

Reasons for Shareholder Approval

We seek approval of the 2011 Plan by shareholders in order to (i) preserve our ability to claim federal tax deductions for certain performance-based compensation awarded to executive officers under the 2011 Plan, including stock options and (ii) enable stock options granted under the 2011 Plan to be treated as ISOs for federal income tax purposes.  Such qualification can give the holder of the ISOs more favorable tax treatment, as explained below under "Summary of Federal Income Tax Consequences.  In addition, the Board regards shareholder approval of the 2011 Plan as desirable and consistent with corporate governance best practices.

Internal Revenue Code Section 162(m) limits the deductions a publicly held company can claim for compensation in excess of $1 million in a given year that is paid to the chief executive officer and up to three other most highly compensated executive officers (other than the chief financial officer) serving on the last day of the fiscal year.  However, “performance-based” compensation that meets certain requirements described in Section 162(m) and related regulations is not counted against the $1 million deductibility cap, and therefore remains fully deductible by the employer.  For purposes of Section 162(m), approval of the 2011 Plan will be deemed to include approval of the general business criteria set forth in it upon which performance objectives for awards are based, described below under the caption “Performance-Based Awards.”  Shareholder approval of these general business criteria will permit qualification of such performance-based compensation for full federal tax deductibility for a period of approximately five years under Section 162(m).  Shareholder approval of the performance goal inherent in stock options and stock appreciation rights (i.e., increases in the market price of Common Stock) is not subject to a time limit under Section 162(m).  Shareholder approval of the 2011 Plan also will be deemed to include approval of the eligibility and per-person award limitations, which are deemed material terms of a plan under Section 162(m).

Administration and Eligibility

The 2011 Plan will be administered by the Compensation Committee of our Board of Directors or by our full Board of Directors until the Board designates a Compensation Committee.  The Board has not yet appointed a Compensation Committee.  The full Board is hereinafter referred to as the Compensation Committee.  The Compensation Committee will determine, from time to time, those of our employees, officers, directors or consultants to whom options, stock appreciation rights, restricted stock, other stock-based awards or cash incentive awards will be granted, the terms and provisions of each such grant, the dates such grants will become exercisable or be settled, the number of shares subject to each equity grant, the exercise price or base price of awards (where applicable), vesting and performance terms and conditions, and all other terms and conditions, subject to the specific requirements of the 2011 Plan.  All other questions relating to the administration of the 2011 Plan and the interpretation of the provisions thereof are to be resolved at the sole discretion of the Compensation Committee.

Currently, approximately 6 employees and one non-employee director would be potentially eligible for awards under the 2011 Plan.  The number of consultants potentially eligible to participant in the 2011 Plan is not currently determinable.

Shares Reserved under the 2011 Plan

The 2011 Plan reserves 1,000,000 shares of our common stock for delivery under equity-based awards.

Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a risk of forfeiture, provided that, in the case of an option or stock appreciation right, upon exercise for shares the gross number of shares underlying the award will be deemed delivered to the participant.  Accordingly, (i) to the extent that an award, in whole or in part, is canceled, expired, forfeited, settled in cash or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to us will be deemed not to have been delivered under the 2011 Plan but will be deemed to remain available under the Plan; and (ii) shares that are withheld from an award other than an option or stock appreciation right in payment of the exercise price or taxes will remain available under the 2011 Plan.  The Committee may determine that awards may be outstanding that relate to more shares than the aggregate remaining available under the 2011 Plan so long as awards will not in fact result in delivery and vesting of shares in excess of the number then available under the 2011 Plan.

Amendment and Termination of the 2011 Plan and Equity Awards

The Board of Directors may amend the 2011 Plan without additional approval by the shareholders from time to time to the extent that the Board deems necessary or appropriate (including, but not limited, to amendments which the Board deems appropriate to enhance the Company's ability to claim deductions related to option exercises or to comply with applicable financial reporting guidelines).  No such amendment shall be made absent the approval of the stockholders of the Company (a) to increase the number of shares of shares issuable under the Plan to more than 1,00,000 shares, except as specifically provided in the 2011 Plan, (b) to extend the maximum life of the 2011 Plan beyond ten years or the maximum exercise period for any award under the 2011 Plan beyond ten years, (c) to decrease the minimum, if any, exercise price for any award under the 2011 Plan, (d) to change the definition of "Eligible Recipients" (defined in the 2011 Plan) eligible for awards under the  or (e) to change any provision regarding amendment of the 2011 Plan.  Shareholder approval of other material amendments (such as an expansion of the types of awards available under the 2011 Plan, an extension of the term of the 2011 Plan, a change to the method of determining the exercise price of options issued under the 2011 Plan, or a change to the provisions of the 2011 Plan) may also be required pursuant to rules promulgated by an established stock exchange or a national market system, if the Company is, or becomes listed or traded on any such established stock exchange or national market system, or for the Plan to continue to be able to issue stock incentives which meet the performance-based exception described in this Proposal.  The Board also may suspend the granting of stock incentives under the 2011 Plan at any time and may terminate this Plan at any time.  The Company has the right to modify, amend or cancel any award or award Agreement after it has been granted if (a) the modification, amendment or cancellation does not diminish the rights or benefits of the award recipient under the award (a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to an award is not a diminishment of rights or benefits of such award), or (b) the participant consents in writing to such modification, amendment or cancellation, or (c) there is a dissolution or liquidation of the Company, or (d) the 2011 Plan and/or the award agreement expressly provides for such modification, amendment or cancellation, or (e) the amendment is either required to avoid liability or other penalty under applicable laws, rules or regulations or the Company would be deprived of an opportunity or benefit under applicable laws, rules or regulations, or (f) the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law.  The 2011 Plan may automatically terminate under certain circumstances described in the Plan.)

Claw-Back Rights of the Company

The 2011 plan includes rights of the Company to cause participants to forfeit the benefits of grants made under the 2011 Plan in the event the participants commit any breaches of specified duties to the Company.  These provisions are commonly referred to as "claw-back" provisions.  "claw-back" triggers specified in the 2011 Plan include: misappropriate or unauthorized disclosure of the Company’s intellectual property; material breaches of contracts; certain willful or reckless failure to comply with Company policies or lawful directives of the Board of Directors of Company officers in material respects; certain willful or reckless falsification of financial information the participant is aware could mislead the Board or potential investors or certain failures to report the same after discovery; certain violations of fiduciary duties, certain unlawful trading in securities of the Company; felony convictions; willful or reckless misconduct that adversely affect the Company; dishonesty, fraud, embezzlement, deceit or other unlawful acts, violations of no-competition, non-solicitation or other covenants.

The 2011 Plan provides that any participant who accepts an award agrees to comply with any plan, policy or other document of the Company approved from time to time by the Board of Directors of the Company to ensure compliance with securities laws, rules and regulations both during the term of employment of participant and for one (1) year thereafter.  The Company is authorized to impose stop transfer restrictions to enforce this provision

Types of Grants under the 2011 Plan

Plan options under the 2011 Plan may either be options qualifying as ISOs under Section 422 of the Internal Revenue Code, or options that do not so qualify which are known as NSOs. Any option granted under the 2011 Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, but the exercise price of any ISO granted to an eligible employee owning more than 10% of our common stock must be at least 110% of such fair market value as determined on the date of the grant.  Options may be exercised by payment of the exercise price in cash or, if permitted by the Committee, shares having a fair market value equal to the exercise price.  This may include withholding of option shares to pay the exercise price.  The Committee also is permitted to establish procedures for broker-assisted cashless exercises.

Stock appreciation rights may be granted under the 2011 Plan.  Such awards entitle a holder to receive, upon exercise, the “spread” between the exercise-date fair market value of a share of common stock and the “base price” specified for the SAR, with payment in either cash or shares as determined by the Committee.  The base price must be at least 100% of the fair market value of the underlying shares on the date of grant.

The maximum term of options and stock appreciation rights is ten years from the date of grant.

Full-value awards that may be granted under the 2011 Plan include restricted stock and other stock-based awards.  Other stock-based awards are awards denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to common stock.  Typically, other stock-based awards are contractual commitments to deliver shares at a future date, subject to specified conditions such as service requirements or performance conditions.  These types of awards may be designated as restricted stock units.

The 2011 Plan also authorizes cash incentive awards.  We intend to implement annual incentive awards to executive officers under this authorization, in order that amounts earned under the awards will be fully tax deductible by the Company.

The Committee has discretion in setting the vesting schedule of options, stock appreciation rights, restricted stock, other stock-based awards, and cash incentive awards, the circumstances resulting in forfeiture of awards, the post-termination exercise periods of options and stock appreciation rights, and the events resulting in acceleration of the right to exercise and the lapse of restrictions, or the expiration of any deferral period, on any award.

To the extent permitted by applicable law, the Compensation Committee may permit exercise of options with cash, a note, exchange of shares or options, cashless exercise which credits toward the purchase price the amount by which the fair market value of the shares exceeds the exercise price other legal means.

Shares used for stock grants and plan options may be authorized and unissued shares or shares reacquired by us, including shares purchased in the open market. At December 1, 2011, the closing price of our common stock on the OTCBB was $4.00.

Adjustment upon Changes in Capitalization or other Corporate Event

The 2011 Plan provides that, if any reorganization, recapitalization, reclassification, stock split, stock dividend, or consolidation of shares of stock of the Company, merger or consolidation or separation, including a spin-off, of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company's corporate structure, or any distribution to shareholders other than a cash dividend results in the outstanding shares of Stock, or any securities exchanged  or received in their place, being exchanged for a different number or class of shares of stock or other securities of the Company, or for shares of stock or other securities of any other entity; or new, different or additional shares or other securities of the Company or of any other Company being received by the holders of outstanding shares of Stock, then the Compensation Committee shall make equitable adjustments in: the maximum number of shares of authorized Plan stock; the number of shares and class of stock that may be subject to an Award, and which have not been issued or transferred under an outstanding award; the purchase price to be paid per share of stock under outstanding options; and the terms, conditions or restrictions of any award and award agreement, including the price payable for stock.  All adjustments made with respect of incentive stock options shall be made so that such option continues to be an incentive stock option within the meaning of Code section 422, unless the Committee takes affirmative action to treat the stock option instead as a Nonqualified Stock Option.

Changes to Awards after Awards Made

The Compensation Committee has the power to re-price stock options without additional shareholder approval.  Re-pricing may include, but not be limited to, lowering he exercise price of outstanding stock options, cancelling an outstanding stock option and issuing a new option  or other equity award for a lower price or other actions that might be deemed to be a re-pricing under accounting rules or applicable law.

The Compensation Committee has the power to accelerate the vesting of any outstanding options or to extend the exercise period to up to ten years from the grant date without additional shareholder approval.

If the event of any "change of control" or "corporate reorganization" described in the 2011 Plan, the Compensation Committee may unilaterally accelerate vesting and/or exercisability, cancel awards under the 2011 Plan (including both options and restricted stock) that have not vested and are not exercisable to the extent they are not assumed by the buyer, exchange such awards for cash or property equal to the amount by which the fair market value of the stock exceeds the option exercise price. The Compensation Committee may cancel vested options after providing notice and an opportunity to exercise options whose exercise price exceeds the fair market value of the shares.

Assignability of Plan Awards and Termination of Employment

All awards  are nonassignable and nontransferable, except by will or by the laws of descent and distribution, and, in the case of exercisable awards, during the lifetime of the participant, may be exercised only by the participant, except as provided by the Compensation Committee.

Accounting Consequences

Effective August 14, 2007, we adopted FASB ASC Topic 718.  This Statement requires that compensation expense related to share-based payment transactions, such as stock options or restricted stock award, be reflected in our financial statements.

Summary of Federal Income Tax Consequences

The following is only a brief summary of the effect of federal income taxation on an optionee under the 2011 Plan, based on U.S. federal income tax law as currently in effect.

The Company has the power to deduct or withhold or to condition awards on participants paying to the Company an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation.

Options granted under the 2011 Plan may be either ISOs which satisfy the requirements of Code Section 422 or NSOs which do not meet such requirements. The federal income tax treatment for the two types of options differs, as summarized below.

•           ISOs. No taxable income is recognized by an optionee at the time of the grant of an ISO, and no taxable income is generally recognized at the time an ISO is exercised. However, the excess of the fair market value of the common stock received upon the exercise of an ISO over the exercise price is includable in the employee’s alternative minimum taxable income and may be subject to the alternative minimum tax (“AMT”). For AMT purposes only, the basis of the common stock received upon exercise of an ISO is increased by the amount of such excess.

An optionee will recognize taxable income in the year in which the purchased shares acquired upon exercise of an ISO are sold or otherwise disposed. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. An optionee will make a qualifying disposition of the purchased shares if the sale or disposition is made more than two years after the grant date of the option and more than one year after the exercise date. If an optionee fails to satisfy either of these two holding periods prior to sale or disposition, then a disqualifying disposition of the purchased shares will result.

Upon a qualifying disposition, an optionee will recognize long-term capital gain or loss in an amount equal to the difference between the amount realized upon the sale or other disposition of the purchased shares and the exercise price paid for the shares except that, for AMT purposes, the gain or loss would be the difference between the amount realized upon the sale or other disposition of the purchased shares and the employee’s basis increased as described above. If there is a disqualifying disposition of the shares, then the optionee will generally recognize ordinary income to the extent of the lesser of the difference between the exercise price and (i) the fair market value of the common stock on the date of exercise in excess of the exercise price, or (ii) the amount realized on such disqualifying disposition in excess of the exercise price. Any additional gain recognized upon the disposition will be capital gain. If the amount realized is less than the exercise price, the optionee will, in general, recognize a capital loss. If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, to the extent the optionee recognizes ordinary income. In no other instance will we be allowed a deduction with respect to the optionee’s disposition of the purchased shares.

•           NSOs. No taxable income is recognized by an optionee upon the grant of an NSO. The optionee will in general recognize ordinary income, in the year in which an NSO is exercised, equal to the excess of the fair market value of purchased shares on the date of exercise over the exercise price paid for such shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon a subsequent sale of the purchased shares, the optionee will generally recognize either a capital gain or a capital loss depending on whether the amount realized is more or less than the exercise price. We will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to an exercised NSO except as discussed below. The deduction will in general be allowed for our taxable year in which ordinary income is recognized by the optionee in connection with the acquisition of the option shares.

•           Restricted Stock. Unless the recipient of a restricted stock grant elects to treat such grant as ordinary income at the time the grant is made, the recipient does not recognize taxable income upon the grant of restricted stock. Instead, the recipient will recognize ordinary income at the time of vesting (i.e. when the restrictions on the grant lapse) equal to the fair market value of the restricted stock on the vesting date minus any amount paid for the restricted stock. At the time that the recipient recognizes ordinary income in respect of the restricted stock, we would be entitled to a tax deduction for compensation expense equal to the amount of ordinary income recognized by the recipient, except as discussed below.

•         Other Stock-Based Awards and Incentive Awards. In many cases an Other Stock-Based Award or an incentive award will be granted in a form in which the Company makes a contractual commitment to deliver shares or pay cash to the recipient at a future date, subject to specified conditions such as performance or other vesting terms.  The recipient will recognize ordinary income at the time he or she actually or constructively receives the payment of shares or cash, with the amount of ordinary income relating to shares to the fair market value of the shares at the time they are received by the recipient. At the time that the recipient recognizes ordinary income in respect of such an award, we would be entitled to a tax deduction for compensation expense equal to the amount of ordinary income recognized by the recipient, except as discussed below.

Any award that is deemed to be a deferral arrangement (that is, not excluded or exempted under the tax regulations) will be subject to Code Section 409A.  The establishment of the timing of any distribution of cash or shares under such an award (including any right of a participant to elect to defer compensation under such an award) must meet requirements under Section 409A in order for income taxation to be deferred upon vesting of the award and tax penalties avoided by the participant.

•            Performance Based Awards.  Compensation that qualifies as "performance-based" compensation is excluded from the $1 million deductibility cap of Code Section 162(m), and therefore would remain fully tax deductible by the company that pays it.  A number of requirements must be met in order for particular compensation to so qualify, however, so there can be no assurance that such compensation under the 2011 Plan will be fully deductible under all circumstances.  In addition, other awards under the 2011 Plan, such as non-performance-based restricted stock and restricted stock units, generally will not so qualify, so that compensation paid to certain executives in connection with such awards may, to the extent it and other compensation subject to Section 162(m)'s deductibility cap exceed $1 million in a given year, not be deductible by us as a result of Section 162(m).  Compensation to certain employees resulting from vesting of awards in connection with a change in control or termination following a change in control also may be non-deductible by us under Internal Revenue Code Sections 4999 and 280G.

The following performance measure(s) must be used by a Committee composed of solely two (2) or more outside directors (as defined in the 2011 Plan) to determine the degree of payout and/or vesting with respect to an award granted pursuant to the 2011 Plan in order for such stock incentive to qualify for the performance-based exception:

(a)          Earnings per share;

(b)          Net income (before or after taxes);

(c)          Return measures (including, but not limited to, return on assets, equity or sales);

(d)          Cash flow return on investments which equals net cash flows divided by owners' equity;

(e)           Earnings before or after taxes, depreciation and/or amortization;

(f)           Gross revenues;

(g)          Operating income (before or after taxes);

(h)          Total stockholder returns;

(i)           Corporate performance indicators (indices based on the level of certain services provided to customers);

(j)           Achievement of sales targets;

(k)          Completion of acquisitions;

(l)           Cash generation, profit and/or revenue targets;

(m)         Growth measures, including revenue growth, as compared with a peer group or other benchmark;

(n)          Share price (including, but not limited to, growth measures and total stockholder return); and/or

(o)          Pre-tax profits.

The Board may propose for stockholder vote and stockholder approval a change in these general performance measures described above at any time.  In the event that the applicable tax and/or securities laws change to permit Board discretion to alter the governing performance measures noted above without obtaining stockholder approval of such changes, the Board shall has discretion to make such changes without obtaining stockholder approval.  If the Board determines that it is advisable to grant awards that do not qualify for the performance-based exception, the Board may make such grants without satisfying the requirements of Code §162(m) and without regard to the provisions of the 2011 Plan relating to performance based measures; otherwise, a Committee composed exclusively of two (2) of more outside directors (as defined in the 2011 Plan) must make such grants.  Otherwise, only a committee consisting exclusively of two "outsider directors" as defined in the 2011 Plan may make such grants.

The foregoing is only a summary of the effect of federal income taxation upon us and the participants under the 2011 Plan.  This discussion is intended for the information of shareholders considering how to vote at the 2012 Annual Meeting and not as tax guidance to participants in the 2011 Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement.  Different tax rules may apply, including in the case of variations in transactions that are permitted under the 2011 Plan (such as payment of the exercise price of an option by surrender of previously acquired shares) or in the event of the participant’s death.  The summary does not address in any detail the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under the tax laws of any state, municipality, or foreign country in which the participants may reside.

New Plan Benefits under the 2011 Plan

Awards under the 2011 Plan will be granted in the discretion of the Committee, and therefore the type, number, recipients, and other terms of such awards generally cannot be determined at this time.  Information regarding our recent practices with respect to  incentive awards and stock-based compensation under existing plans is presented in the "Summary Compensation Table" and under the caption “Securities Authorized for Issuance under Equity Compensation Plans” elsewhere in this proxy statement, and further information is presented in our financial statements for the fiscal year ended September 30, 2011 included in our Annual Report on Form 10-K.

The following table provides information regarding the only grant of stock options that has been authorized the 2011 Plan.  We do not expect to authorize issuance of other options or other awards prior to the 2012 Annual Meeting of shareholders.

New Plan Benefits Table
2011 Equity Compensation Plan

Name and Position	Number of Stock Options	Exercise Price	Term
Mr. Robert Craig Chief Executive Officer, Secretary and Chairman and Member of the Board of Directors	75,000	$4.68	5 years
Dr. Song Jin President and Chief Operating, Chief Technology Officer and Member of the Board of Directors	75,000	$4.25	10 years
Mr. Guangwei Guo Member of the Board of Directors	10,000	$4.25	10 years
Mr. Robin Kindle Vice President and Chief Financial Officer	50,000	$4.25	10 years
Mr. Jon Larson Vice President of Operations	50,000	$4.25	10 years
Other Employees (2 persons)	200,000	$4.25	10 years
TOTAL	460,000

If shareholders decline to approve the 2011 Plan, all awards under the 2011 Plan will be nonqualified stock options for federal income tax purposes, including stock option grant listed above.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth securities authorized for issuance under any equity compensation plans approved by our shareholders as well as any equity compensation plans not approved by our shareholders as of December 1, 2011.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Plan category

Plans approved by our shareholders:	-0-		N/A	-0-

Plans not approved by shareholders:	460,000	$	N/A	540,000
(2011 Equity Compensation Plan)

The table does not include warrants owned by Robert Craig for 1,000,000 shares of our common stock, because these warrants were issued to acquire technology from Mr. Craig and were not related to employment compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2011 PLAN.

For Proposal 3 to be approved, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote must be cast in favor of the proposal.  Abstentions and broker non-votes will have the same effect as votes against Proposals 3.

PROPOSAL 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Recently-enacted federal legislation (amending section 14(a) of the Securities Exchange Act of 1934) requires that at least once every three years we include in our annual meeting proxy statement a non-binding shareholder vote on our executive compensation policies and practices (referred to as “Say-on-Pay”).

We encourage shareholders to review the information set forth above under the heading “Executive Compensation” appearing earlier in this proxy statement.  As set forth therein:

•	Our goal is to attract, motivate, and retain key executives and to reward executives for value creation.

•	We have structured the compensation package of our named executive officers to foster a performance-oriented environment.

•	This is not a mechanical process, and our Board of Directors has used its judgment and experience to determine the appropriate mix of compensation for each individual.

The vote on the resolution is not intended to address any specific element of executive compensation. Rather, the vote relates to the compensation described in this proxy statement of our named executive officers listed in the Summary Compensation Table in general.  Because the vote is advisory, it will not be binding upon the Board and the Board will not be required to take any action as a result of the outcome of the vote on this proposal. The Board will carefully consider the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS STRONGLY ENDORSES OUR EXECUTIVE COMPENSATION PROGRAM AND UNANIMOUSLY RECOMMENDS THAT THE OUR SHAREHOLDERS VOTE IN FAVOR OF THE FOLLOWING RESOLUTION:

RESOLVED, that the shareholders approve the compensation of our named executive officers as described in the Proxy Statement under “Executive Compensation”, including the tabular and narrative disclosure.

For Proposal 4 to be approved, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote must be cast in favor of the proposal.  Abstentions and broker non-votes will have the same effect as votes against Proposals 4.

PROPOSAL 5

ADVISORY VOTE ON THE FREQUENCY OF THE SHAREHOLDERS’ ADVISORY VOTE ON EXECUTIVE COMPENSATION

As mentioned above, recently enacted legislation requires that we include our annual meeting proxy statement at least once every six years a separate non-binding shareholder vote to advise on whether the Say-on-Pay vote should occur every one, two or three years (referred to as the "Say-on-Frequency" proposal).  You have the option to vote for any one of the three options, or to abstain on the matter.

Our Board has determined that an advisory vote on executive compensation every three years is the best approach for our company based on a number of considerations, including the following:

•
Our compensation program is intended to induce performance over a multi-year period. A vote held every three years would be more consistent with, and provide better input on, our long-term compensation strategy;

•
A three-year vote cycle gives the Board sufficient time to thoughtfully consider the results of the advisory vote and to implement any desired changes to our executive compensation policies and procedures; and

•	A three-year cycle will provide shareholders sufficient time to evaluate the effectiveness of our short- and long-term compensation strategies and the related business outcomes of our company.

Although the vote is non-binding, our Board of Directors will take into account the outcome of the vote when making future decisions about our executive compensation policies and procedures. Our shareholders also have the opportunity to provide additional feedback on important matters involving executive compensation even in years when Say-on-Pay votes do not occur. For example, as discussed under “Shareholder Proposals”, we provide shareholders an opportunity to communicate directly with the Board, including on issues of executive compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO CONDUCT AN ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY THREE YEARS.

For Proposal 5 to be approved, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote must be cast in favor of the proposal.  Abstentions and broker non-votes will have the same effect as votes against Proposal 5.

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the Annual Meeting.  If, however, other matters properly come before the 2012 Annual Meeting, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

DISSENTER'S RIGHTS

Under Nevada law there are no dissenter's rights available to our shareholders in connection with the election of our members to our Board of Directors, the ratification of the appointment of our independent registered public accountant firm, or any other matters which are being submitted to a vote of our shareholders at the 2012 Annual Meeting.

ANNUAL REPORT ON FORM 10-K

Our 2011 Annual Report on Form 10-K, which serves as our annual report to securityholders, has been filed with the SEC. Shareholders may obtain, free of charge, a copy of the 2011 Form 10-K by writing to us at 821 Frank Street, Sheridan, Wyoming 82801, Attention: Corporate Secretary, or from our website, www.next-fuel.com.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Next Fuel, Inc., Attention: Corporate Secretary, 821 Frank Street, Sheridan, WY 82801.

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain documents that are not presented herein or delivered herewith.  Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge.  Requests for such documents should be directed to Next Fuel, Inc., Attention: Corporate Secretary, 821 Frank Street, Sheridan, WY 82801.  Please note that additional information can be obtained from our website at www.next-fuel.com.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Robert H. Craig
Robert H. Craig
Chairman and C.E.O.
January 6, 2012

Appendix A

NEXT FUEL, INC.

2011 EQUITY COMPENSATION PLAN

Effective as of November 1, 2011

Appendix A-1

NEXT FUEL, INC.
2011 EQUITY COMPENSATION PLAN

ARTICLE I - GENERAL PROVISIONS

1.1
The Plan is designed, for the benefit of the Company, to attract and retain for the Company personnel of exceptional ability; to motivate such personnel through added incentives to make a maximum contribution to greater profitability; to develop and maintain a highly competent management team; and to be competitive with other companies with respect to equity compensation.

1.2	Awards under the Plan may be made to Participants in the form of (i) Incentive Stock Options, (ii) Nonqualified Stock Options; (iii) Restricted Stock, and/or (iv) Unrestricted Stock Awards.

1.3	The Plan shall be effective November1, 2011 (the "Effective Date").

ARTICLE II - DEFINITIONS

Except where the context otherwise indicates, the following definitions apply:

2.1	"Agreement" or "Award Agreement" means the written agreement evidencing each Award granted to a Participant under the Plan.

2.2
"Authorized Maximum Plan Stock" means One Million (1,000,000) shares of Stock, which, subject to adjustment pursuant to Section 3.10 of the Plan, is the maximum number of shares of Stock issuable pursuant to all Awards under the Plan.

2.3	"Award" means an award granted to a Participant of a Stock Option or Restricted Stock or a Stock Award or any combination thereof.

2.4	"Board" means the Board of Directors or other governing body of the Company.

2.5
"Cause" shall mean an act or acts or omission or omissions by a Participant involving (a) the use for profit or disclosure to unauthorized persons of Confidential Information or Trade Secrets of the Company, a Parent or a Subsidiary, or Confidential Information or Trade Secrets of any third person to which the Company, or Parent or a Subsidiary owes an obligation of confidentiality, (b) the breach in any material respect of any contract or agreement with the Company, a Parent or a Subsidiary, or (c) the willful or reckless failure to comply in any material respect with any policy of the Company, a Parent or a Subsidiary after the policy has been communicated to Participant, or (d) the willful or reckless failure to comply with any lawful directive of an officer or the Board, after oral or written notice and reasonable opportunity to cure such failure, or (e) the willful or reckless falsification of financial or other information Participant is aware is likely to be provided to the Board, a committee, or the independent accounting firm of the Company, a Parent or a Subsidiary or to any potential investor in the Company, a Parent or a Subsidiary or the intentional or reckless withholding of information, which is necessary to cause information Participant is aware is likely to be provided to any of the foregoing to be misleading in any material respect, or (f) within a reasonable time after discovery of  any false or misleading information having been provided to any officer, director, shareholder or potential investor in the Company, a Parent or a Subsidiary or to any independent auditor of the Company, a Parent or a Subsidiary, Participant shall have failed to report the same to the Chief Executive Officer or Chief Financial Officer of the Company, or to the Board of Directors of the Company if  Participant has reason to believe the Chief Financial Officer or Chief Executive Officer prepared the false or misleading information, or was aware of its false or misleading nature, or (g) the violation of any fiduciary obligation to the Company, a Parent or a Subsidiary, or (h) the unlawful trading in the securities of the Company, a Parent or a Subsidiary, or of another Company based on information gained as a result of the performance of services for the Company, a Parent or a Subsidiary, or (i) a felony conviction or the failure to contest prosecution of a felony, or (j) willful or reckless misconduct that has an adverse effect on the Company, a Parent or a Subsidiary, or (k) dishonesty, embezzlement, fraud, deceit, or other unlawful acts.

Appendix A-2

2.6
"Change in Control" shall be deemed to have occurred if, after the class of securities then subject to this Agreement becomes publicly traded, (i) the direct or indirect beneficial ownership (within the meaning of Section 13(d) of the Act and Regulation 13D thereunder) of fifty percent (50%) or more of the class of securities then subject to this Agreement is acquired or becomes held by any person or group of persons (within the meaning of Section 13(d)(3) of the Act), but excluding the Company and any employee benefit plan sponsored or maintained by the Company, or (ii) assets or earning power constituting more than fifty percent (50%) of the assets or earning power of the Company and its subsidiaries (taken as a whole) is sold, mortgaged, leased or otherwise transferred, in one or more transactions not in the ordinary course of the Company's business, to any such person or group of persons; provided, however, that a Change in Control shall not be deemed to have occurred upon an investment by one or more venture capital funds, Small Business Investment Companies (as defined in the Small Business Investment Act of 1958, as amended) or other financial investors in one or more capital-raising transactions.  For the purposes of this Agreement, the class of securities then subject to this Agreement shall be deemed to be "publicly traded" if such stock is listed or admitted to unlisted trading privileges on a national securities exchange or as to which sales or bid and offer quotations are reported in the automated system operated by the National Association of Securities Dealers, Inc.

2.7
"Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.  All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

"Committee" means the committee consisting of two or more members of the Board as may be appointed by the Board to administer this Plan pursuant to Article III or for such limited purposes as may be provided by the Board.  In the event the Board does not appoint such committee, all references to the "Committee" herein shall mean the Board.  Notwithstanding the foregoing to the extent the Board includes a sufficient number of members, the membership of the Committee shall consist entirely of three or more individuals (a) who are outside directors as defined in Treasury Regulation section 1.162-27(e)(3)(i), (b) who are non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, (c) who do not receive remuneration from Company or any Related Entity in any capacity other than as a director, except as permitted under Treasury Regulation section 1.162-27(e)(3), and (d) who are independent directors within the meaning of the rules and regulations of any and all national securities exchanges or quotation services on which the securities of the Company are traded or quoted.

"Company" means NEXT FUEL, INC.. a Nevada corporation, and its successors and assigns.

2.8
"Confidential Information" means (a) information of the Company, a Parent or a Subsidiary to the extent not considered a Trade Secret under applicable law, that (i) relates to the business of the Company, a Parent or a Subsidiary, (ii) possesses an element of value to the Company, a Parent or a Subsidiary, (iii) is not generally known to competitors of the Company, a Parent or a Subsidiary, and (iv) would damage the Company, a Parent or a Subsidiary if disclosed, and (b) information of any third party provided to the Company, a Parent or a Subsidiary which the Company, a Parent or a Subsidiary is obligated to treat as confidential.  Confidential Information includes, but is not limited to, (i) future business plans, (ii) the composition, description, schematic or design of products, future products or equipment, (iii) communication systems, audio systems, system designs and related documentation, (iv) advertising or marketing plans, (v) information regarding independent contractors, employees, clients and customers, and (vi) information concerning financial structure and methods and procedures of operation.  Confidential Information shall not include any information that (i) is or becomes generally available to the public other than as a result of an unauthorized disclosure, (ii) has been independently developed and disclosed by others without violating the legal rights of any party, or (iii) otherwise enters the public domain through lawful means.

2.9
"Corporate Reorganization" means the happening of any one (1) or more of the following events:  (i) the dissolution or liquidation of the Company; (ii) a reorganization, merger or consolidation involving the Company, unless (A) the transaction involves only the Company and one or more of a Parent or a Subsidiary; or (B) the stockholders who had the power to elect a majority of the Board of the Company immediately prior to the transaction have the power to elect a majority of the Board of the surviving entity immediately following the transaction; (iii) the sale of all or substantially all of the assets of the Company to another person or business entity; or (iv) an acquisition of Company stock, unless the shareholders who had the power to elect a majority of the Board of the Company immediately prior to the acquisition have the power to elect a majority of the Board of the Company immediately following the transaction; provided, however, that a Corporate Reorganization shall not be deemed to have occurred upon an investment by one or more venture capital funds, Small Business Investment Companies (as defined in the Small Business Investment Act of 1958, as amended) or other financial investors in one or more capital-raising transactions.

2.10
"Disability," with respect to any Incentive Stock Option, means disability as determined under Code section 422(e)(3), and with respect to any other Award, means (i) with respect to a Participant who is eligible to participate in the Employer's program of long-term disability insurance, if any, a condition with respect to which the Participant is entitled to commence benefits under such program of long-term disability insurance, or (ii) with respect to any Participant (including a Participant who is eligible to participate in the Employer's program of long-term disability insurance, if any), a disability as determined under procedures established by the Committee or in any Award.

Appendix A-3

2.11
"Eligible Participant" means an Employee of the Employer (including an officer), as shall be determined by the Committee, as well as any other person or entity, including a non-employee officer or member of the Board or a consultant who provides or has provided services to the Employer, subject to limitations as may be provided by the Code, the Exchange Act or the Committee, as shall be determined by the Committee.

2.12	"Employee" means a common law employee of the Company, a Subsidiary or a Parent.

2.13
"Employer" means the Company and any Parent or Subsidiary (within the meaning of Code sections 424(e) and (f)) during any relevant period.  With respect to all purposes of the Plan, including, but not limited to, the establishment, amendment, termination, operation and administration of the Plan, the Company shall be authorized to act on behalf of all other entities included within the definition of "Employer."

2.14
"Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor statute.  All citations to sections of the Exchange Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.

2.15	"Fair Market Value" means the value of a share of Stock, as determined in good faith by the Committee; provided, however, that

(a)           if the Stock is listed on a national securities exchange, Fair Market Value on a date shall be the closing sale price reported for the Stock on such exchange on such date if at least 100 shares of Stock were sold on such date or, if fewer than 100 shares of stock were sold on such date, then Fair Market Value on such date shall be the closing sale price reported for the Stock on such exchange on the last prior date on which at least 100 shares were sold, all as reported in The Wall Street Journal or such other source as the Committee deems reliable; and

(b)           if the Stock is not listed on a national securities exchange but is admitted to quotation on the National Association of Securities Dealers Automated Quotation System or other comparable quotation system other than the Over the Counter Bulletin Board, Fair Market Value on a date shall be the last sale price reported for the Stock on such system on such date if at least 100 shares of Stock were sold on such date or, if fewer than 100 shares of Stock were sold on such date, then Fair Market Value on such date shall be the average of the high bid and low asked prices reported for the Stock on such system on such date or, if no shares of Stock were sold on such date, then Fair Market Value on such date shall be the last sale price reported for the Stock on such system on the last date on which at least 100 shares of Stock were sold, all as reported in The Wall Street Journal or such other source as the Committee deems reliable; and

(c)           If the Stock is not traded on a national securities exchange or reported by a national quotation system, if the Stock is quoted on the Over-the Counter Bulletin Board or if any broker-dealer makes a market for the Stock, then the Fair Market Value of the Stock on a date shall be the average of the highest and lowest quoted selling prices of the Stock in such market on such date if at least 100 shares of Stock were sold on such date or, if fewer than 100 shares of Stock were sold on such date, then Fair Market Value on such date shall be the average of the high bid and low asked prices for the Stock in such market on such date or, if no prices are quoted on such date, then Fair Market Value on such date shall be the average of the highest and lowest quoted selling prices of the Stock in such market on the last date on which at least 100 shares of Stock were sold.

(d)           if the Stock is not traded on any national securities exchange or reported on any national quotation system and if no broker-dealer makes a market in the Stock, then the Fair Market Value of the Stock shall be the value determined by the Committee using any reasonable means selected by the Committee.

Further, in all cases, the Committee shall determine Fair Market Value in connection with an Incentive Stock Option in accordance with Code section 422 and the rules and regulations thereunder and, except in otherwise permitted by the Plan, shall determine Fair Market Value for all options in accordance with Code Section 409A and the rules and regulations thereunder.

Appendix A-4

2.16	"Forfeiture Activities" means, with respect to a Participant, any of the following:

(a)           Trade Secrets & Confidential Information.  Such Participant (i) uses, discloses, or reverse engineers the Trade Secrets or the Confidential Information for any purpose other than the Company's business, except as authorized in writing by the Company; or (ii) after Participant's cessation of services for the Company, retains Trade Secrets or Confidential Information, including any copies existing in any form (including electronic form), which are in Participant's possession or control, or destroys, deletes, or alters the Trade Secrets or Confidential Information without the Company's prior written consent.  The Forfeiture Activities under this subsection (a) shall: (i) with regard to the Trade Secrets, remain in effect and be applicable as long as the information constitutes a Trade Secret under applicable law, and (ii) with regard to the Confidential Information, remain in effect and be applicable during the Forfeiture Period.

(b)           Solicitation of Customers.  During the Forfeiture Period of such Participant, the Participant directly or indirectly solicits any customer of the Company for the purpose of selling or providing any goods or services competitive with the business then conducted by the Company, provided that such Participant had contact with such Customer.  Nothing in this subsection shall be construed to include customers of the Company (i) which such Participant never sold or provided any goods or services to while employed by the Company, (ii) that explicitly severed it business relationship with the Company unless such Participant, directly or indirectly, caused or encouraged the Customer to sever the relationship, or (iii) which product line or service line the Company no longer offers.  The restrictions set forth in this subsection (b) apply only to the customers with whom the Participant had contact.

(c)           Solicitation of Forfeiture Period Employees.  During the Forfeiture Period of such Participant, the Participant, directly or indirectly, solicits, recruits or induces any Forfeiture Period Employee to (a) terminate his employment relationship with the Company or (b) work for any other person or entity engaged in the business then conducted by the Company; provided, however, this subsection  shall only apply if such Participant had material interaction with such Forfeiture Period Employee, or if such Participant, directly or indirectly, supervised such Forfeiture Period Employee.

(d)           Violations of Agreements or Policies.  The Participant shall (i) violate any of Participant's covenants or agreements in any agreement between Participant and the Company, a Parent or a Subsidiary, whether or not the agreement refers to this Plan, or (ii) violate in any material respect any policy or rule of the Company approved by the Board of Directors of the Company and communicated to Participant directly or indirectly in any manner.

(e)           Acts or Omissions Constituting Cause.  The Participant's act or omission that constitutes Cause, as defined in this Plan or in any other agreement between Participant and the Company, a Parent or a Subsidiary, whether or not the same results in a Termination of Service or in a Substantial Reduction of Service.

(f)  and Substantial Reduction of Service Agreements.  Participant's refusal to execute and deliver, or unreasonable delay in executing and delivering, a liability release, non-disparagement release or other agreement requested by the Company, a Subsidiary or a Parent in connection with any Termination of Service or a Substantial Reduction of Service.

(g)           Other Agreements.  Participant's refusal to execute and deliver, or unreasonable delay in executing and delivering, any agreement the Board determines is appropriate to facilitate an investment in the Company, a Parent or Subsidiary or any public offering by public offering by, sale, merger, acquisition, Change of Control or Corporate Reorganization of,  the Company, a Parent or Subsidiary, including, without limitation, any voting agreement, form of proxy, first refusal or first offer agreement, "drag along" agreement, "tag along" agreement, "market standoff" or "lock-up" agreement, confidentiality agreement, non-competition agreement, non-solicitation agreement, liability release agreement, or assignment of intellectual property rights.

2.17
"Forfeiture Period" means, with respect to a Participant, the time period during which such Participant is employed with, consulting for, serving as an officer or director of, or is otherwise performing services for, the Company, a Parent or a Subsidiary, and for a period of three (3) years thereafter.

2.18
"Forfeiture Period Employee" means any Person who (a) is employed by the Company at the time Participant ceases to perform services for the Company, or (b) was employed by the Company during the last year in which Participant performed services for the Company (or during the period in which the Participant performed services for the Company if the Participant performed services for the Company for less than a year).

Appendix A-5

2.19
"Insider" means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.20	"Incentive Stock Option" means a Stock Option granted to an Eligible Participant under Article IV of the Plan.

2.21	"Nonqualified Stock Option" means a Stock Option granted to an Eligible Participant under Article V of the Plan.

2.22	"Option Grant Date" means, as to any Stock Option, the latest of:

(a)           the date on which the Committee takes action to grant the Stock Option to the Participant, and the material terms of the Stock Option, including price and numbers of shares, or the formula or other means for determining price and numbers of shares, provided that the delegation of other terms (such as contract language) to be determined by officers or advisors shall not delay the Grant Date;

(b)           the date the Participant receiving the Stock Option becomes an employee of the Employer, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

(c)           such other date (later than the dates described in (a) and (b) above) as the Committee may designate, including, without limitation, the date of satisfaction of conditions to the grants established by the Committee.

2.23
"Outside Director" means a Director who is not an Employee and who qualifies as (a) a "non-employee director" under Rule 16b-3(b)(3) under the Exchange Act, as amended from time to time, and (b) an "outside director" under Code §162(m) and the regulations promulgated thereunder.

2.24
"Parent" means any entity (other than the Company employing a Participant) in an unbroken chain of entities ending with the entity employing a Participant if, at the time of the granting of the Award, each of the entities other than the Company employing the Participant owns securities possessing fifty percent (50%) or more of the total combined voting power of all classes of securities in one of the other entities in such chain.  However, for purposes of interpreting any Award Agreement issued under this Plan as of a date of determination, Parent shall mean any entity (other than the entity employing a Participant) in an unbroken chain of entities ending with the entity employing a Participant if, at the time of the granting of the Award and thereafter through such date of determination, each of the entities other than the entity employing the Participant owns securities possessing fifty percent (50%) or more of the total combined voting power of all classes of securities in one of the other entity in such chain.

2.25
"Participant" means an Eligible Participant to whom an Award has been granted and who has entered into an Agreement evidencing the Award. Participant means an individual who receives an Award hereunder.

2.26	"Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code §162(m).

2.27	"Plan" means the Company's 2011 Equity Compensation Plan, as amended from time to time.

2.28
"Public Offering" means any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act including the Company's initial public offering.

2.29
"Restricted Stock" means an Award of Stock under Article VII of the Plan, which Stock is issued with the restriction the Stock will be forfeited and/or that the holder may not sell, transfer, pledge, or assign such Stock and with such other restrictions as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to vote such Stock, and the right to receive any cash dividends, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.30	"Restriction Period" means the period commencing on the date an Award of Restricted Stock is granted and ending on such date as the Committee shall determine.

Appendix A-6

2.31	"Retirement" means retirement from active employment with the Employer, as determined by the Committee.

2.32
"Securities Act" means the Securities Act of 1933, as amended, and any successor statute.  All citations to sections of the Securities Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.

2.33	"Stock" means shares of common stock of the Company as may be adjusted pursuant to the provisions of Section 3.10.

2.34	"Stock Award" means an Award of Stock granted as payment of compensation, as provided in Article VIII of the Plan.

2.35
"Stock Option" means an Incentive Stock Option granted under Article IV or a Nonqualified Stock Option granted under Article V herein.  A Stock Option granted under the Plan shall be designated as either an Incentive Stock Option or a Nonqualified Stock Option and, in the absence of such designation, shall be treated as a Nonqualified Stock Option.

2.36
"Subsidiary" means any entity (other than the entity employing such Participant) in an unbroken chain of entities beginning with the entity employing such Participant if, at the time of the granting of the Award, each of the entities other than the last entity in the unbroken chain owns securities possessing fifty percent (50%) or more of the total combined voting power of all classes of securities in one of the other entities in such chain.  However, for purposes of interpreting any Award Agreement issued under this Plan as of a date of determination, Subsidiary shall mean any entity (other than the entity employing such Participant) in an unbroken chain of entities beginning with the entity employing such Participant if, at the time of the granting of the Award and thereafter through such date of determination, each of the entities other than the last entity in the unbroken chain owns securities possessing fifty percent (50%) or more of the total combined voting power of all classes of securities in one of the other entities in such chain.

2.37
"Substantial Reduction of Service" means a material change or decrease in responsibilities or time commitment of Participant or other event deprives the Company, or any Parent or Subsidiary of the full benefits of Participant's services contemplated at the time an Award was granted.  A Substantial Reduction of Service shall be deemed to have occurred when and if determined by the Board or the Committee in its sole discretion.  Within ninety (90) days after the determination, the Company shall inform Participant of the determination of the Board or Committee that a Substantial Reduction of Service has occurred.

2.38
"Termination of Service" means, with respect to a Participant, the discontinuance of the Participant's service relationship with the Employer, including but not limited to service as an employee of the Employer, as a non-employee member of the board of directors or other governing body of any entity constituting the Employer, as an independent contractor performing services for the Employer, or as a consultant to the Employer.  Except to the extent provided otherwise in an Agreement or determined otherwise by the Committee, a Termination of Service shall not be deemed to have occurred if the capacity in which the Participant provides service to the Employer changes (for example, a change from consultant status to employee status) or if the Participant transfers among the various entities constituting the Employer, so long as there is no interruption in the provision of service by the Participant to the Employer.  The determination of whether a Participant has incurred a Termination of Service shall be made by the Committee in its discretion.  A Participant shall not be deemed to have incurred a Termination of Service if the Participant is on military leave, sick leave, or other bona fide leave of absence approved by the Employer of 90 days or fewer (or any longer period during which the Participant is guaranteed reemployment by statute or contract.)  In the event a Participant's leave of absence exceeds this period, he will be deemed to have incurred a Termination of Service on the day following the expiration date of such period.  Notwithstanding the foregoing, the determination of whether a Termination of Service has occurred with respect to an Incentive Stock Option shall be made consistent with Code section 422 and section 409A of the Code.

2.39
"Trade Secrets" means information of the Company, a Parent or a Subsidiary or any of their licensors, suppliers, clients, customers and other third parties, without regard to form, including, but not limited to, technical or non-technical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, or a list of actual or potential customers or suppliers (a) which is not commonly known by or available to the public and (b) which information (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

Appendix A-7

ARTICLE III - ADMINISTRATION

3.1
Stockholder Approval.  This Plan shall be subject to the approval of the stockholders of the Company within twelve (12) months after the date on which this Plan is adopted by the Board, disregarding any contingencies or delayed effective date relative to such adoption.  In the event that stockholder approval of this Plan is not obtained, or in the event that this Plan is not subjected to the approval of the stockholders, then any Awards granted under this Plan shall nonetheless be deemed granted pursuant to the authority of the Board; provided, however, any such Option granted which was intended to be an Incentive Stock Option shall instead be a Nonqualified Stock Option.  Should this Plan be rejected by the stockholders after being submitted to the stockholders for their approval, the Plan shall immediately terminate at that time, and no further grants shall be made under this Plan thereafter.  Notwithstanding the foregoing, no Incentive Stock Option shall be exercisable prior to the date that stockholder approval of this Plan is obtained unless the Participant recipient of such Incentive Stock Option agrees that the Incentive stock Option shall instead be treated as a Nonqualified Stock Option for all purposes, and any exercise of an Incentive Stock Option  by an Participant prior to the date that stockholder approval of this Plan is obtained shall automatically be deemed to be such an agreement by the exercising Participant.

3.2
Committee.  This Plan shall be administered by the Committee.  The Committee, in its discretion, may delegate to one or more of its members such of its powers as it deems appropriate.  The Committee also may limit the power of any member of the Committee to the extent necessary to comply with rule 16b-3 under the Act, Code section 162(m) or any other law or for any other purpose.  The Board may appoint originally, and as vacancies occur, the members of the Committee who shall serve at the pleasure of the Board.  The Board may serve as the Committee if by the terms of the Plan all Board members are otherwise eligible to serve on the Committee.  To the extent that a Committee has not otherwise been appointed, references to the "Committee" herein shall mean the Board.

3.3
Committee Meetings.  The Committee shall meet at such times and places as it determines.  A majority of its members shall constitute a quorum, and the decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Committee.  A memorandum signed by the number of its members requited to take action under the law of the state of organization of the Company, and its charter or other governance documents shall constitute the decision of the Committee without necessity, in such event, for holding an actual meeting.

3.4
Exclusive Power of Committee.  The Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the persons who are eligible to receive an Award, and to act in all matters pertaining to the granting of an Award and the contents of the Agreement evidencing the Award, including without limitation, the determination of the number of Stock Options or shares of Stock subject to an Award and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan.  All acts, determinations and decisions of the Committee made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all Participants, Eligible Participants and their estates and beneficiaries.

3.5	Additional Rules. The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan, as it deems appropriate.

3.6
Maximum Number Shares of Stock.  Subject to adjustment as provided in Section 3.10, the aggregate number of shares of Stock which are available for issuance pursuant to Awards granted under the Plan shall not exceed the number of shares of Authorized Maximum Plan Stock.  Such shares of Stock shall be made available from authorized and unissued shares of Stock.  If, for any reason, any shares of Stock awarded or subject to purchase under the Plan are not delivered or purchased, or are reacquired by the Company, for reasons including, but not limited to, a forfeiture of Restricted Stock or termination, expiration or cancellation of a Stock Option, such shares of Stock shall not be charged against the aggregate number of shares of Stock available for issuance pursuant to Awards granted under the Plan and shall again be available for issuance pursuant to Awards granted under the Plan.  If the exercise price and/or withholding obligation under a Stock Option is satisfied by tendering shares of Stock to the Company (either by actual delivery or attestation), only the number of shares of Stock issued net of the share of Stock so tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for issuance under the Plan.

Appendix A-8

3.7
Award Agreements.  Each Award granted under the Plan shall be evidenced by a written Award Agreement.  Each Award Agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions, not inconsistent with the Plan, as may be imposed by the Committee; provided the Committee may delegate decisions about terms and conditions of Award Agreements as the Committee determines in its sole discretion to the extent permitted under applicable laws, rules and regulations.

3.8	Certificates. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to:

(a)           the listing of such shares on any stock exchange or national quotation system on which the Stock may then be listed; and

(b)           the completion of any registration or qualification of such shares of Stock under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its discretion, determine to be necessary or advisable.

3.9
Stop Transfer and Legends. All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or national quotation system upon which the Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.  In making such determination, the Committee may rely upon an opinion of counsel for the Company.

3.10
Adjustments.  If any reorganization, recapitalization, reclassification, stock split, stock dividend, or consolidation of shares of Stock, merger or consolidation or separation, including a spin-off, of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company's corporate structure, or any distribution to shareholders other than a cash dividend results in the outstanding shares of Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares of Stock or other securities of the Company, or for shares of Stock or other securities of any other Company; or new, different or additional shares or other securities of the Company or of any other Company being received by the holders of outstanding shares of Stock, then the Committee shall make equitable adjustments in:

(a)           the number of shares of Authorized Maximum Plan Stock;

(b)           the number of shares and class of Stock that may be subject to an Award, and which have not been issued or transferred under an outstanding Award;

(c)           the purchase price to be paid per share of Stock under outstanding Stock Options; and

(d)           the terms, conditions or restrictions of any Award and Award Agreement, including the price payable for the acquisition of Stock; provided, however, that all adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Stock Option shall continue to be an incentive stock option within the meaning of Code section 422, unless the Committee takes affirmative action to treat such Stock Option instead as a Nonqualified Stock Option.

3.11
Indemnification.  In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof, provided such settlement is approved by independent legal counsel selected by the Company, or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the Committee member has been negligent or engaged in misconduct in the performance of his duties; provided, that within 60 days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

Appendix A-9

3.12
Award Adjustments.  The Committee shall be authorized to make adjustments in performance based criteria or in the other terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry it into effect.  In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make such awards in the future in connection with the acquisition of another Company or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate to assume the outstanding awards, rights and obligations.

3.13
Forfeitures.  By accepting any Award, Participant covenants and agrees that, upon occurrence of any Forfeiture Activities, the Company shall be entitled (but shall have no obligation) in its sole discretion at any time after the Company becomes aware of the violation: (i) to cancel any Award, Stock or Stock Option the Company at any time grants to Participant whether or not vested, (ii) repurchase for the purchase price originally paid by Participant any and all Stock or other securities of the Company  Participant at any time acquires from the Company pursuant to this Plan, whether or not vested under the terms of an Award Agreement and (iii) recover from the Employee any profits derived by Employee during the Forfeiture Period preceding each Employee violation from any Award, Stock, Stock Option or other securities the Employee at any time acquires from the Company pursuant to this Plan.  The determination of the Committee in its sole discretion as to whether any Forfeiture Activity has occurred shall be final and binding on Participant and Participant's successors and assigns.

3.14
Market Standoff.  In connection with any Public Offering, a Participant shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Stock acquired under the Plan without the prior written consent of the Company or its underwriters.  Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the Public Offering as may be requested by the Company or such underwriters.  In no event, however, shall such period exceed the period for which securities owned by the Chief Executive Officer of the Company are subject to the same restrictions.  Any new, substituted or additional securities that are by reason of any recapitalization or reorganization distributed with respect to Stock acquired under the Plan shall be immediately subject to the Market Stand-Off, to the same extent the Stock acquired under the Plan is at such time covered by such provisions.  In order to enforce the Market Stand-Off, the Company may impose stop-transfer restrictions with respect to the Stock acquired under the Plan until the end of the applicable stand-off period.

ARTICLE IV - INCENTIVE STOCK OPTIONS

4.1
Code Compliance.  Each provision of this Article IV and of each Incentive Stock Option granted under the Plan shall be construed in accordance with the provisions of Code section 422, and any provision hereof that cannot be so construed shall be disregarded.

4.2	Number of Shares of Stock. All or any portion of the Authorized Maximum Plan Stock shall be available for issuance pursuant to Incentive Stock Options granted under the Plan.

4.3
Eligible Participants.  Incentive Stock Options shall be granted only to Eligible Participants who are in the active employment of the Employer, each of whom may be granted one or more such Incentive Stock Options for a reason related to his employment at such time or times determined by the Committee following the Effective Date through the date which is ten (10) years following the Effective Date, subject to the following conditions:

(a)           The Incentive Stock Option exercise price per share of Stock shall be set in the corresponding Agreement, but shall not be less than 100% of the Fair Market Value of the Stock on the Option Grant Date.  However, if the Eligible Participant owns more than 10% of the outstanding capital stock of the Company (as determined pursuant to Code sections 422(b)(6) and 424(d)) on the Option Grant Date, the Incentive Stock Option price per share shall not be less than 110% of the Fair Market Value of the Stock on the Option Grant Date.

Appendix A-10

(b)           The Incentive Stock Option may be exercised in whole or in part within ten (10) years from the Option Grant Date (five (5) years if the Eligible Participant owns more than 10% of the outstanding capital stock of the Company (as determined pursuant to Code Sections 422(b)(6) and 424(d) on the Option Grant Date), or such shorter period as may be specified by the Committee in the Agreement.

(c)           The Committee may adopt any other terms and conditions which it determines should be imposed for the Incentive Stock Option to qualify under Code section 422, as well as any other terms and conditions not inconsistent with this Article IV as determined by the Committee.

4.4	Other Award Terms. The Award Agreement for Incentive Stock Options may include any other terms and conditions not inconsistent with this Article IV or in Article VI, as determined by the Committee.

4.5
Annual Limits.  To the extent the aggregate Fair Market Value, determined as of the Option Grant Date, of the shares of Stock with respect to which incentive stock options (determined without regard to this subsection) are first exercisable during any calendar year (under this Plan or any other plan of the Company and its parent and subsidiary companies (within the meaning of Code sections 424(e) and (f)) by any Participant exceeds $100,000 (or such greater or lesser amounts as the Code from time to time provides), such Incentive Stock Options granted under the Plan shall be treated as Nonqualified Stock Options granted under Article V to the extent of such excess.

4.6	Failure to Qualify. Any Incentive Stock Option that fails to qualify as such under Code section 422 shall be treated as a Nonqualified Stock Option.

ARTICLE V - NONQUALIFIED STOCK OPTIONS

5.1
Nonqualified Stock Option.  Nonqualified Stock Options may be granted to Eligible Participants to purchase shares of Stock at such time or times determined by the Committee, subject to the terms and conditions set forth in this Article V.

5.2	Number of Shares of Stock. All or any portion of the Authorized Maximum Plan Stock shall be available for issuance pursuant to Nonqualified Stock Options granted under the Plan.

5.3
Exercise Price.  The Nonqualified Stock Option exercise price per share of Stock shall be established in the Agreement and may be more than, equal to or less than 100% of the Fair Market Value at the time of the grant, but may not be less than the par value of the Stock, except that if Section 409A applies to the Award, the Committee may not authorize an exercise price for less than Fair Market Value without approval of the Board.

5.4
Exercise and Terminate. A Nonqualified Stock Option may be exercised in full or in part from time to time within such period as may be specified by the Committee in the corresponding Award Agreement; provided, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service (or Substantial Reduction of Service to the extent determined by the Committee or the Board) or within such period following a Termination of Service or Substantial Reduction of Service as shall have been specified in the Nonqualified Stock Option Agreement; provided, that such period following a Termination of Service or Substantial Reduction of Service shall in no event extend the original exercise period of the Nonqualified Stock Option.

5.5
Award Agreement Terms.  The Award Agreements for Nonqualified Stock Options may include any other terms and conditions not inconsistent with this Article V or in Article VI, as determined by the Committee.

ARTICLE VI - INCIDENTS OF STOCK OPTIONS

6.1
Terms and Conditions. Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Committee, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions that may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

6.2
Transfers.  Except as provided below, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution or, to the extent otherwise allowed by applicable law, pursuant to a qualified domestic relations order as defined by the Code or the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable during the lifetime of the Participant only by him or in the event of his death or Disability, by his guardian or legal representative.  However, a Nonqualified Stock Option may be transferred and exercised by the transferee to the extent permitted by the Committee and to the extent determined by the Committee to be consistent with securities and other applicable laws, rules and regulations and with Company policy.

Appendix A-11

6.3
Exercise and Payment.  Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised accompanied by full payment for the Shares.  Payment for shares of Stock purchased pursuant to exercise of an Option shall be made in cash or, unless the Award Agreement provides otherwise, by delivery to the Company of a number of shares of Stock having an aggregate Fair Market Value equal to the amount to be tendered (including a "cashless" or "net share" exercise involving shares not yet issued upon exercise of the Option using and valuation method and exchange process and terms and conditions approved by the Committee from time to time either as part of the Award Agreement or otherwise), or a combination thereof.  In addition, unless the Award Agreement provides otherwise, the Option may be exercised through a brokerage transaction following registration of the Company's equity securities under Section 12 of the Exchange Act as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, as amended, or any successor statute.  However, notwithstanding the foregoing, with respect to any Option recipient who is an Insider, a tender of shares or a cashless exercise must (1) have met the requirements of an exemption under Rule 16b-3 or successor rule or regulation promulgated under the Exchange Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 or successor rule or regulation promulgated under the Exchange Act.  Unless the Award Agreement provides otherwise, the foregoing exercise payment methods shall be subsequent transactions approved by the original grant of an Option.  Except as may be provided elsewhere in this Plan, payment shall be made at the time that the Option or any part thereof is exercised, and no Stock shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant.  The holder of an Option, as such, shall have none of the rights of a stockholder.  Notwithstanding the above and unless prohibited by the Sarbanes-Oxley Act of 2002, as amended, or any successor statute, or any rule or regulation of any securities exchange or quotation service on which securities of the Company are listed or quoted, in the sole discretion of the Committee, an Option may be exercised as to a portion or all (as determined by the Committee) of the number of shares of Stock specified in the Award Agreement by delivery to the Company of a promissory note, such promissory note to be executed by the Participant and that shall include, with such other terms and conditions as the Committee shall determine, provisions in a form approved by the Committee under which:  (i) the balance of the aggregate purchase price shall be payable in equal installments over such period and shall bear interest at such rate (that shall not be less than the prime bank loan rate as determined by the Committee, that shall be established at the time of exercise, and that must be a market rate based on the rate environment at the date of exercise, taking into account the provisions of Code §7872) as the Committee shall approve, and (ii) the Participant shall be personally liable for payment of the unpaid principal balance and all accrued but unpaid interest.  Other methods of payment may also be used if approved by the Committee in its sole and absolute discretion and provided for under the Award Agreement.

6.4
Restricted Stock Pursuant to Options.  Unless otherwise provided for in the Award Agreement, Stock issued upon exercise of an Option shall be unrestricted Stock.  If an Award Agreement so provides, the Committee may require that all or part of the shares of Stock to be issued upon the exercise of a Stock Option shall take the form of Restricted Stock, which shall be valued on the date of exercise, as determined by the Committee, on the basis of Fair Market Value of such Restricted Stock determined without regard to the forfeiture restrictions involved.

6.5
Dividends.  No dividends shall be paid on shares of Stock subject to unexercised Stock Options.  The Committee may provide, however, that a Participant to whom a Stock Option has been granted which is exercisable in whole or in part at a future time for shares of Stock shall be entitled to receive an amount per share equal in value to the dividends, if any, paid per share on issued and outstanding Stock, as of the dividend record dates occurring during the period between the date of the grant and the time each such share of Stock is delivered pursuant to exercise of such Stock Option.  Such amounts (herein called "dividend equivalents") may, in the discretion of the Committee, be:

(a)           paid in cash or Stock either from time to time prior to, or at the time of the delivery of, such Stock, or upon expiration of the Stock Option if it shall not have been fully exercised; or

Appendix A-12

(b)           converted into contingently credited shares of Stock, with respect to which dividend equivalents may accrue, in such manner, at such value, and deliverable at such time or times, as may be determined by the Committee.

Such Stock, whether delivered or contingently credited, shall be charged against the limitations set forth in the definition of Authorized Maximum Plan Stock.

6.6	Interest. The Committee, in its sole discretion, may authorize payment of interest equivalents on dividend equivalents which are payable in cash at a future time.

6.7
Surrender of Options.  The Committee may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Stock as the Stock Option surrendered, or may require such surrender as a condition precedent to a grant of a new Stock Option to such Participant.  Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Stock Option is granted.  Upon surrender, the Stock Options surrendered shall be canceled and the shares of Stock previously subject to them shall be available for the grant of other Stock Options.

6.8
Surrender of Stock.  The Committee may provide in any Award Agreement entered into pursuant to the Plan, or by separate agreement, that if a Participant makes payment upon the exercise of any Stock Option granted under this Plan in whole or in part through the surrender of shares of Stock, such Participant shall automatically receive a new Stock Option for the number of shares of Stock so surrendered by him at a price equal to the Fair Market Value of the shares of Stock at the time of surrender, exercisable on the same basis and having the same terms as the underlying Stock Option or on such other basis as the Committee shall determine and provide in the Stock Option Agreement.

6.9
Repricing Options.  With respect to any one or more Options granted pursuant to, and under, this Plan, the Committee may determine that the repricing of all or any portion of such existing outstanding Options is appropriate without the need for any additional approval of the stockholders of the Company.  For this purpose, "repricing" of Options shall include, but not be limited to, any of the following actions (or any similar action): (1) lowering the Exercise Price of an existing Option; (2) any action which would be treated as a "repricing" under generally accepted accounting principles; or (3) canceling of an existing Option at a time when its exercise price exceeds the Fair Market Value of the underlying stock subject to such Option, in exchange for another Option, a Restricted Stock Award, or other equity in the Company.

6.10
Scope of Restrictions.  Stock awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Committee for periods determined by the Committee.  The Committee may impose such restrictions on any Stock acquired pursuant to a Restricted Stock Award as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions on transfer, rights of the Company to re-purchase Stock acquired pursuant to the Restricted Stock Award, whether before or after vesting for a (provided that if the purchase it to be made after vesting, and no Forfeiture Activities have occurred, the purchase price must be based on Fair Market Value on the repurchase date or a date within a year prior to the repurchase date), "first refusal" rights of the Company and its designees to purchase Stock acquired pursuant to the Restricted Stock Award prior to their sale, "tag along" rights giving third parties the right to sell securities to any purchaser of Stock acquired pursuant the Restricted Stock Award , "drag along" rights requiring the sale of Stock to a third party purchaser in certain circumstances, "lock up" type restrictions in connection with public offerings of the Company's stock, restrictions or limitations or other provisions that would be applied to stockholders under any applicable agreement among the stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Stock is then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Stock.

ARTICLE VII - RESTRICTED STOCK

7.1
Award Criteria.  Restricted Stock Awards may be made to Participants as incentives for the performance of future services that will contribute materially to the successful operation of the Employer.  Awards of Restricted Stock may be made either alone or in addition to or in tandem with other Awards granted under the Plan.

7.2	Restrictions. With respect to Awards of Restricted Stock, the Committee shall:

Appendix A-13

(a)           determine the purchase price, if any, to be paid for such Restricted Stock, which may be more than, equal to or less than par value and may be zero, subject to such minimum consideration as may be required by applicable law;

(b)           determine the length of the Restriction Period;

(c)           determine any restrictions applicable to the Restricted Stock, including, without limitation, forfeiture or rights by the Company to repurchase, the Restricted Stock and conditions to restrictions lapsing, such as service or performance;

(d)           determine if the restrictions shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period; and

(e)           determine if dividends and other distributions on the Restricted Stock are to be paid currently to the Participant or paid to the Company for the account of the Participant.

7.3
Acceptance.  Awards of Restricted Stock must be accepted within a period of 60 days, or such other period as the Committee may specify, by executing an Award Agreement and paying whatever price, if any, is required.  The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement, has delivered a fully executed copy thereof to the Committee, and has otherwise complied with the applicable terms and conditions of such Award.

7.4
Forfeiture.  Except when the Committee determines otherwise, or as otherwise provided in the Award Agreement, if a Termination of Service (or a Substantial Reduction of Service to the extent determined by the Committee or the Board) of Participant with the Employer occurs for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and shall be reacquired by the Company.

7.5
Restriction on Transfers.  Except as otherwise provided in this Article VII, or as otherwise provided in the Restricted Stock Agreement, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.6
Waiver of Restrictions.  To the extent not otherwise provided in an Award Agreement, in cases of death, Disability or Retirement or in cases of special circumstances, the Committee may in its discretion elect to waive any or all remaining restrictions with respect to such Participant's Restricted Stock.  In the event of hardship or other special circumstances of a Participant whose employment with the Employer is involuntarily terminated, the Committee may in its discretion elect to waive in whole or in part any or all remaining restrictions with respect to any or all of the Participant's Restricted Stock, based on such factors and criteria as the Committee may deem appropriate.

7.7
Stock Certificates.  Upon an Award of Restricted Stock to a Participant, one or more stock certificates representing the shares of Restricted Stock shall be registered in the Participant's name.  Such certificates may either:

(a)           be held in custody by the Company until the Restriction Period expires or until restrictions thereon otherwise lapse, and the Participant shall deliver to the Company one or more stock powers endorsed in blank relating to the Restricted Stock; and/or

(b)           be issued to the Participant and registered in the name of the Participant, and shall bear an appropriate restrictive legend and shall be subject to appropriate stop-transfer orders.

7.8
Stockholder Rights.  Except as provided in this Article VII or in the applicable Restricted Stock Agreement, a Participant receiving a Restricted Stock Award shall have, with respect to such Restricted Stock Award, all of the rights of a stockholder of the Company, including the right to vote the shares to the extent, if any, such shares possess voting rights and the right to receive any dividends; provided, however, the Committee may require that any dividends on such shares of Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Award, or may require that dividends and other distributions on Restricted Stock shall be paid to the Company for the account of the Participant.  The Committee shall determine whether interest shall be paid on such amounts, the rate of any such interest, and the other terms applicable to such amounts.

Appendix A-14

7.9
Removal of Restrictions.  If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the Participant; provided, however, that the Committee may cause such legend or legends to be placed on any such certificates as it may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state law.

7.10
Acceleration.  The Committee shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Restricted Stock awarded to a Participant.

7.11
Scope of Restrictions.  Stock awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Committee for periods determined by the Committee.  The Committee may impose such restrictions on any Stock acquired pursuant to a Restricted Stock Award as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions on transfer, rights of the Company to re-purchase Stock acquired pursuant to the Restricted Stock Award, whether before or after vesting for a (provided that if the purchase it to be made after vesting, and no Forfeiture Activity has occurred, the purchase price must be based on Fair Market Value on the repurchase date or a date within a year prior to the repurchase date), "first refusal" rights of the Company and its designees to purchase Stock acquired pursuant to the Restricted Stock Award prior to their sale, "tag along" rights giving third parties the right to sell securities to any purchaser of Stock acquired pursuant the Restricted Stock Award , "drag along" rights requiring the sale of Stock to a third party purchaser in certain circumstances, "lock up" type restrictions in connection with public offerings of the Company's stock, restrictions or limitations or other provisions that would be applied to stockholders under any applicable agreement among the stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Stock is then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Stock.

ARTICLE VIII - STOCK AWARDS

8.1
Consideration.  Stock Award shall be granted only in payment of compensation that has been earned or as compensation to be earned, including without limitation, compensation awarded concurrently with or prior to the grant of the Stock Award.

8.2
Valuation.  For the purposes of this Plan, in determining the value of a Stock Award, all shares of Stock subject to such Stock Award shall be valued at not less than 100% of the Fair Market Value of such shares of Stock on the date such Stock Award is granted, regardless of whether or when such shares of Stock are issued or transferred to the Participant and whether or not such shares of Stock are subject to restrictions which affect their value.

8.3
Payment.  Shares of Stock subject to a Stock Award may be issued or transferred to the Participant at the time the Unrestricted Stock Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Committee shall determine.  If any such issuance or transfer shall not be made to the Participant at the time the Stock Award is granted, the Committee may provide for payment to such Participant, either in cash or shares of Stock, from time to time or at the time or times such shares of Stock shall be issued or transferred to such Participant, of amounts not exceeding the dividends which would have been payable to such Participant in respect of such shares of Stock, as adjusted under Section 3.10, if such shares of Stock had been issued or transferred to such Participant at the time such Stock Award was granted.

8.4
Stockholder Rights.  Upon the issuance or transfer of shares pursuant to a Stock Award, the Participant, with respect to such shares of Stock, shall be and become a stockholder of the Company fully entitled to receive dividends, to vote to the extent, if any, such shares possess voting rights and to exercise all other rights of a shareholder except to the extent otherwise provided in the Stock Award.  Each Stock Award shall be evidenced by a written Agreement in such form as the Committee shall determine.

8.5
Permitted Restrictions.  Stock awarded pursuant to Stock Awards shall be subject to such restrictions as determined by the Committee for periods determined by the Committee.  The Committee may impose such restrictions on any Stock acquired pursuant to a Stock Award as it may deem advisable, including, without limitation, voting restrictions, investment intent restrictions, restrictions on transfer, rights of the Company to re-purchase Stock acquired pursuant to the Stock Award based on Fair Market Value on the repurchase date or a date within a year prior to the repurchase date (subject to forfeiture provisions if Forfeiture Activities occur), "first refusal" rights of the Company and its designees to purchase Stock acquired pursuant to the Stock Award prior to their sale, "tag along" rights giving third parties the right to sell securities to any purchaser of Stock acquired pursuant the Stock Award , "drag along" rights requiring the sale of Stock to a third party purchaser in certain circumstances, "lock up" type restrictions in connection with public offerings of the Company's stock, restrictions or limitations or other provisions that would be applied to stockholders under any applicable agreement among the stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Stock is then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Stock.

Appendix A-15

8.6
Transferability.  Unless the applicable Award Agreement provides otherwise, Stock acquired pursuant to a Stock Award may not be transferred at any time until the lapse of all rights to purchase the Stock and all transfer restrictions.

ARTICLE IX - AMENDMENT AND TERMINATION

9.1
This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate(including, but not limited, to amendments which the Board deems appropriate to enhance the Company's ability to claim deductions related to Stock Option exercises or to comply with applicable financial reporting guidelines); provided, however, no such amendment shall be made absent the approval of the stockholders of the Company (a) to increase the number of shares of Authorized Maximum Plan Stock, except as specifically provided in this Plan, (b) to extend the maximum life of the Plan or the maximum exercise period for any Award under this Plan, (c) to decrease the minimum any exercise price for any Award under this Plan, (d) to change the definition of Eligible Recipients eligible for Awards  under Section or (e) to change any provision regarding amendment of the Plan.  Stockholder approval of other material amendments (such as an expansion of the types of awards available under the Plan, an extension of the term of the Plan, a change to the method of determining the exercise price of Options issued under the Plan, or a change to the provisions of the Plan) may also be required pursuant to rules promulgated by an established stock exchange or a national market system, if the Company is, or becomes listed or traded on any such established stock exchange or national market system, or for the Plan to continue to be able to issue Stock Incentives which meet the Performance-Based Exception.  The Board also may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time.  The Company shall have the right to modify, amend or cancel any Award or Award Agreement after it has been granted if (a) the modification, amendment or cancellation does not diminish the rights or benefits of the Award recipient under the Award (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to an Award shall not be deemed as a diminishment of rights or benefits of such Award), or (b) the Participant consents in writing to such modification, amendment or cancellation, or (c) there is a dissolution or liquidation of the Company, or (d) this Plan and/or the Award Agreement expressly provides for such modification, amendment or cancellation, or (e) the amendment is either required to avoid liability or other penalty under applicable laws, rules or regulations or the Company would be deprived of an opportunity or benefit under applicable laws, rules or regulations, or (f) the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law.  (See also Section 3.1 for a special provision providing for automatic termination of this Plan in certain circumstances.)

9.2
Participant Consent.  No amendment to or discontinuance of this Plan or any provision thereof by the Board or the shareholders of the Company shall, without the written consent of the Participant, adversely affect, as shall be determined by the Committee, any Award previously granted to such Participant under this Plan; provided, however, the Committee retains the right and power to treat any outstanding Incentive Stock Option as a Nonqualified Stock Option as provided herein.

9.3
Parachute Payments.  Notwithstanding anything herein to the contrary, if the right to receive or benefit from any Award, either alone or together with payments that a Participant has the right to receive from the Employer, would constitute a "parachute payment" under Code section 280G, all such payments may be reduced, in the discretion of the Committee, to the largest amount that will avoid an excise tax to the Participant under Code section 280G.

9.4
Liability Amendments.  Notwithstanding anything to the contrary herein, each Participant by accepting an Award under this Plan hereby agrees (i) the Company shall have no liability to Participant on account of any liability, tax penalty or other charge Participant incur as a result of the Code, including Section 409A of the Code, and (ii) the Company may in its sole discretion amend any Award or Award Agreement to avoid any tax, penalty or liability under the Code (including Section 409A of the Code), but the Company shall have no obligation to do so.

Appendix A-16

ARTICLE X - CHANGE OF CONTROL AND CORPORATE REORGANIZATION OF COMPANY

10.1
General Rule for Options.  Except as otherwise provided in any Award Agreement, if a Change of Control or Corporate Reorganization occurs, and if the agreements effectuating the Change of Control or Corporate Reorganization do not provide for the assumption or substitution of all Options granted under this Plan, with respect to any Option granted under this Plan that is not so assumed or substituted (a "Non-Assumed Option"), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed Options, take any or all of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period ending on the date of the Change of Control or Corporate Reorganization, but only if such action remains contingent upon the effectuation of the Change of Control or Corporate Reorganization) (such date referred to as the "Action Effective Date"):

(a)           Accelerate the vesting and/or exercisability of any such Non-Assumed Option; and/or

(b)           Unilaterally cancel any such Non-Assumed Option which has not vested and/or which has not become exercisable as of the Action Effective Date; and/or

(c)           Unilaterally cancel any such Non-Assumed Option in exchange for:

1. whole and/or fractional shares (or for whole shares and cash in lieu of any fractional share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the shares that could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the aggregate exercise price for such shares; or

2. cash or other property equal in value to the excess of the Fair Market Value of the shares that could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the aggregate Exercise Price for such shares; and/or

(d)           Unilaterally cancel any such Non-Assumed Option after providing the holder of such Option with (1) an opportunity to exercise such Non-Assumed Option to the extent vested and/or exercisable (taking into account vesting and/or exercisability as of the date of the Change of Control or Corporate Reorganization) within a specified period prior to the date of the Change of Control or Corporate Reorganization, and (2) notice of such opportunity to exercise prior to the commencement of such specified period; and/or

(e)           Unilaterally cancel any such Non-Assumed Option and notify the holder of such Option of such action, but only if the Fair Market Value of the shares that could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting and/or exercisability) does not exceed the aggregate exercise price for such shares.

Notwithstanding any provision of this Plan or any Award Agreement to the contrary, unless prohibited by the Sarbanes-Oxley Act of 2002, as amended, or any successor statute, the Committee may, in its sole and absolute discretion, allow the holder of any such Non-Assumed Option to exercise such Non-Assumed Option with a promissory note which shall become due and payable as of, or shortly after, the date of the Change of Control or Corporate Reorganization on such terms and conditions as the Committee may determine, consistent with the requirements of Code §7872.  However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed Option is an Insider, payment of cash in lieu of whole or fractional shares of the Company or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act.  Unless an Award Agreement provides otherwise, the payment of cash in lieu of whole or fractional shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an Option.

Appendix A-17

10.2
General Rule for Restricted Stock. Except as otherwise provided in an Award Agreement governing Restricted Stock, if a Change of Control or a Corporate Reorganization occurs, and if the agreements effectuating the Change of Control Corporate Reorganization do not provide for the assumption or substitution of all Restricted Stock  granted under this Plan, with respect to any Restricted Stock granted under this Plan that is not so assumed or substituted (a "Non-Assumed Restricted Stock"), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed Restricted Stock, take either or both of the following actions to be effective as of the date of the Change of Control or Corporate Reorganization(or as of any other date fixed by the Committee occurring within the thirty (30) day period ending on the date of the Change of Control or Corporate Reorganization, but only if such action remains contingent upon the effectuation of the Change of Control or Corporate Reorganization) (such date referred to as the "Action Effective Date"):

(a)           Nothing in the Plan or any Award granted under the Plan shall confer upon any Participant any right to continue in the employ of the Employer, or to serve Accelerate the vesting of such Non-Assumed Restricted Stock; and/or

(b)           Unilaterally cancel any such Non-Assumed Restricted Stock which has not vested as of the Action Effective Date; and/or

(c)           Unilaterally cancel such Non-Assumed Restricted Stock in exchange for:

1. whole and/or fractional shares (or for whole shares and cash in lieu of any fractional Share) that are equal to the number of Shares subject to such Non-Assumed Restricted Stock determined as of the Action Effective Date (taking into account vesting); or

2. cash or other property equal in value to the Fair Market Value of the Shares subject to such Non-Assumed Restricted Stock determined as of the Action Effective Date (taking into account vesting); and/or

(d)           Unilaterally cancel such Non-Assumed Restricted Stock and notify the holder of such Non-Assumed Restricted Stock of such action, but only if the Fair Market Value of the Shares that were subject to such Non-Assumed Restricted Stock determined as of the Action Effective Date (taking into account vesting) is zero.

However, notwithstanding the foregoing, to the extent that the recipient of Non-Assumed Restricted Stock is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act.  Unless an Award Agreement with respect to Restricted Stock provides otherwise, the payment of cash in lieu of whole or fractional shares of the Company or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of Restricted Stock.

10.3
General Rule for Award Agreements. If a Change of Control or Corporate Reorganization occurs, then, except to the extent otherwise provided in the Award Agreement pertaining to a particular Award or as otherwise provided in this Plan, each Award shall be governed by applicable law and the documents effectuating the Change of Control or Corporate Reorganization.

ARTICLE XI - MISCELLANEOUS PROVISIONS

11.1
Limitations Participant's Rights.  Nothing in the Plan or any Award granted under the Plan shall confer upon any Participant any right to continue in the employ of the Employer, or to serve as a director or consultant thereof, or interfere in any way with the right of the Employer to terminate his or her employment or relationship at any time.  Unless otherwise agreed to by the Board, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Employer for the benefit of its employees unless the Employer shall determine otherwise.  No Participant shall have any claim to an Award until it is actually granted under the Plan.  To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company.  All payments to be made under the Plan shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VII with respect to Restricted Stock and except as otherwise provided by the Committee.

Appendix A-18

11.2
Authorize Tax Withholding and Related Tax Matters.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the fulfillment of any Award, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan and/or any action taken by a Participant with respect to an Award.  Whenever shares of stock are to be issued to a Participant upon exercise of an Option or other Award, or grant of or substantial vesting of a Restricted Stock Award or Other Stock Award, the Company shall have the right to require the Participant to remit to the Company, as a condition of exercise of the Option or Award, or as a condition to the grant or substantial vesting of the Restricted Stock Award, an amount in cash (or, in shares of Stock, if the Committee determines to permit satisfaction of such obligation in shares of Stock in the Committee's sole discretion) sufficient to satisfy federal, state and local withholding tax requirements at the time of such exercise, satisfaction of conditions, or grant or substantial vesting.  However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of withholding requirements by having the Company withhold shares of Stock may only be made to the extent that such withholding of shares of Stock (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act.  Unless the Award Agreement provides otherwise, the withholding of shares of Stock to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of an Award.  Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by a retention of shares of Stock by the Company, unless the Company retains only shares  of Stock with a Fair Market Value equal to the minimum amount of taxes required to be withheld.  If a Participant sells or otherwise disposes of any of the shares of Stock acquired pursuant to an Option that is an Incentive Stock Option on or before the later of (1) the date two (2) years after the date of grant of such Option, or (2) the date one (1) year after the exercise of such Option, then the Participant shall immediately notify the Company in writing of such sale or disposition and shall cooperate with the Company in providing sufficient information to the Company for the Company to properly report such sale or disposition to the Internal Revenue Service.  If the Participant is at that time an Employee of the Company, a Parent or Subsidiary, the Participant hereby authorizes the Company to withhold taxes from salary or other compensation as provided above.  The Participant acknowledges and agrees that Participant may be subject to federal, state and/or local tax withholding by the Company on the compensation income recognized by Participant from any such early disposition, and agrees that Participant shall include the compensation from such early disposition in his gross income for federal tax purposes.  Participant also acknowledges that the Company may condition the exercise of any Option that is an Incentive Stock Option on the Participant's express written agreement with these provisions of this Plan.

11.3
Applicable Law.  Any dispute regarding the interpretation of this Plan or any Award granted under this Plan shall be submitted to the Board or the Committee, which shall review such dispute in accordance with the Plan.  The resolution of such a dispute by the Board or Committee shall be final and binding on the Company and Participant.  The laws of the state in which the Company is organized at the time of the dispute shall govern this Plan and all Awards granted under this Plan.  If the conflict of law rules of the state or organization would apply another state's laws, the parties agree that the laws of the state of organization shall still govern.  This Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required.  Participant shall have no rights under this Plan or any Award Agreement if such rights would cause Company to violate any such law, rule or regulation.

11.4
Dispute Resolution.  By accepting any Award, Participant  hereby irrevocably and unconditionally submits to the jurisdiction of the federal and state courts located within the geographic boundaries of  the United States District Court for the Eastern District of North Carolina for the purpose of any suit, action or other proceeding arising out of or based upon this Plan or any Award or Award Agreement under this Plan, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Plan or any Award or Award Agreement under this Plan except in the federal and state courts located within the geographic boundaries of the United States District Court for the Eastern District of North Carolina, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Plan or any Award or Award Agreement or the subject matter hereof may not be enforced in or by such court.

11.5	Successors. The terms of the Plan shall be binding upon Participant and their successors and assigns.

Appendix A-19

11.6
Unfunded Plan.  The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation.  With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.  In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver shares of Stock or payments in lieu of or with respect to Awards under the Plan; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

11.7
83(b) Election.  Each Participant being granted a Restricted Stock Award or exercising any other Award under the Plan agrees to give the Committee prompt written notice of any election made by such Participant under Code section 83(b), or any similar provision thereof.

11.8
Invalidity.  If any provision of this Plan or an Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Agreement, it shall be stricken and the remainder of the Plan or the Agreement shall remain in full force and effect.

11.9
State Securities Law.  The Committee may incorporate additional or alternative provisions for this Plan with respect to residents of one or more individual states to the extent necessary or desirable under state securities laws.  Such provisions shall be set out in one or more appendices hereto which may be amended or deleted by the Committee from time to time.

11.10
Agreement to Comply With Company Policies.  By accepting any Award, Participant hereby agrees to comply with any plan, policy or other document of the Company approved from time to time by the Board of Directors of the Company to ensure compliance with securities laws, rules and regulations both during the term of employment of Participant and for one (1) year thereafter.  The Company may impose stop transfer restrictions to enforce this provision.

11.11
Securities Compliance.  Each Award Agreement may provide that, upon the receipt of shares Stock as a result of the exercise of an Award or otherwise, the Participant shall, if so requested by the Company, hold such Stock for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect.  Each Award Agreement may also provide that, if so requested by the Company, the Participant shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended ("1933 Act"), and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.  Certificates representing the Stock issued pursuant to an Award granted under this Plan may at the discretion of the Company bear a legend to the effect that such shares of Stock have not been registered under the Securities Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the Securities Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

11.12	Expiration. No Award shall be granted under this Plan on or after the earlier of:

(a)           the tenth (10th) anniversary of the Effective Date of this Plan (or the tenth (10th) anniversary of the Amendment Date of any subsequent amendment to this Plan if such amendment would require the approval of the stockholders pursuant to Treas. Reg. §1.422-2(b)(2) and such approval was obtained), or

(b)           the date on which all of the full number of shares of Authorized Maximum Plan Stock have (as a result of the exercise of Options granted under this Plan, lapse of all restrictions under Restricted Stock Awards granted under this Plan, or vesting and payment of all Restricted Stock Units granted under this Plan) been issued or no longer are available for use under this Plan.

After such date, this Plan shall continue in effect with respect to any then-outstanding Awards until (1) all then-outstanding Options and other rights have been exercised in full or are no longer exercisable, and (2) all Restricted Stock Awards have vested or been forfeited.

Appendix A-20

11.13
Adjustments.  Notwithstanding anything in this Plan to the contrary, the full number of shares of Authorized Maximum Plan Stock, the limit on the number of Shares that may be granted during a calendar year to any individual under this Plan, the number and type of Shares subject to Stock Incentives granted under this Plan, and the exercise price of any Options, may be adjusted by the Committee in its sole discretion in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits; provided, however, that the Committee shall be required to make such adjustments if such change in the capitalization of the Company constitutes an "equity restructuring" as defined in FAS 123R.  Furthermore, the Committee shall have the right to, and may in its sole discretion, adjust (in a manner that satisfies the requirements of Code §424(a)) , the full number of shares of Authorized Maximum Plan Stock, the limit on the number of Shares that may be granted during a calendar year to any individual under this Plan and the exercise price of any Options and the SAR exercise price of any Option in the event of any corporate transaction described in Code §424(a) that provides for the substitution or assumption of such Awards; provided, however, that Committee shall be required to make such adjustments if such corporate transaction constitutes an "equity restructuring" as defined in FAS 123R.  If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower number of Shares, rounding all fractions downward.  An adjustment made under this Section by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of shares of Authorized Maximum Plan Stock.

11.14
Performance Based Exception.  The following performance measure(s) must be used by a Committee composed of solely two (2) or more Outside Directors to determine the degree of payout and/or vesting with respect to an Award granted pursuant to this Plan in order for such Stock Incentive to qualify for the Performance-Based Exception:

(a)          Earnings per share;

(b)          Net income (before or after taxes);

(c)          Return measures (including, but not limited to, return on assets, equity or sales);

(d)          Cash flow return on investments which equals net cash flows divided by owners equity;

(e)           Earnings before or after taxes, depreciation and/or amortization;

(f)           Gross revenues;

(g)          Operating income (before or after taxes);

(h)          Total stockholder returns;

(i)           Corporate performance indicators (indices based on the level of certain services provided to customers);

(j)           Achievement of sales targets;

(k)           Completion of acquisitions;

(l)           Cash generation, profit and/or revenue targets;

(m)         Growth measures, including revenue growth, as compared with a peer group or other benchmark;

(n)          Share price (including, but not limited to, growth measures and total stockholder return); and/or

(o)          Pre-tax profits.

Appendix A-21

The Board may propose for stockholder vote and stockholder approval a change in these general performance measures set forth in this Section at any time.

11.15
Discretion in Formulation of Performance Goals.  Unless an applicable Award Agreement expressly provides otherwise, the Board shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards that are to qualify for the Performance-Based Exception may not be adjusted upward (although the Committee shall retain the discretion to adjust such Awards downward).

11.16
Performance Periods.  The Board shall have the discretion to determine the period during which any performance goal must be attained with respect to an Award.  Such period may be of any length, and must be established prior to the start of such period or within the first ninety (90) days of such period (provided that the performance criteria is not in any event set after 25% or more of such period has elapsed).

11.17
Modifications to Performance Goal Business Criteria.  In the event that the applicable tax and/or securities laws change to permit Board discretion to alter the governing performance measures noted above without obtaining stockholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining stockholder approval.  In addition, in the event that the Board determines that it is advisable to grant Awards that shall not qualify for the Performance-Based Exception, the Board may make such grants without satisfying the requirements of Code §162(m) and without regard to the provisions of this Section; otherwise, a Committee composed exclusively of two (2) of more Outside Directors must make such grants.

Appendix A-22

IN WITNESS WHEREOF, this document is executed effective as of the date specified above.

NEXT FUEL, INC.

By:
_________________, President
ATTEST:

____________________________________
__________________, Secretary

[CORPORATE SEAL]

Appendix A-23

PROXY CARD
for the
ANNUAL MEETING OF THE SHAREHOLDERS OF
NEXT FUEL, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a shareholder of record of Next Fuel, Inc. (the “Company”), hereby revoking any appointment of proxy previously given, does hereby appoint Robert Craig and Robin Kindle proxies, with power of substitution, for and in the name of the undersigned to attend the 2012 Annual Meeting of Shareholders of the Company to be held at the Company's office at 19 Old Town Square, Suite 238, Fort Collins, Colorado, on Wednesday, February 15, 2012 beginning at 10:00 a.m., MST, or at any adjournment or postponement thereof, and there to vote, as designated below.  THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST “FOR” PROPOSALS 1, 2, 3, 4 and 5.   IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES ACCORDING TO THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

INSTRUCTIONS: PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE:☒ Read our proxy statement before you vote by proxy. Then, to ensure that your shares are represented at the Annual Meeting, we ask that you appoint the Proxies to vote your shares for you, whether or not you plan to attend the meeting, by marking this proxy card as indicated below and returning it to us before the Annual Meeting. If you vote by Internet or fax, you do not need to return this proxy card by mail.

Proposal 1 To elect three directors:
Mr. Robert Craig	☐ FOR	☐ WITHHOLD
Mr. Song Jin	☐ FOR	☐ WITHHOLD
Mr. Guangwei Guo	☐ FOR	☐ WITHHOLD
Proposal 2 To ratify the appointment of Webb & Company, P.A. as independent registered public accounting firm	☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal 3 To adopt the 2011 Equity Compensation Plan	☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal 4 To approve an advisory resolution on executive compensation	☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal 5 To obtain an advisory vote on the frequency of the stockholders’ advisory resolution on executive compensation	☐ Every 1 Year	☐ Every 2 Years	☐ Every 3 Years

Please sign exactly as your name or names appear on this proxy card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

________________________________________________________
(Voter Control Number from the Notice mailed to you)

________________________________________________________
(Print Name of Shareholder and/or Joint Tenant)

________________________________________________________
(Signature of Shareholder)

________________________________________________________
(Second Signature if held jointly)

Dated: ________________________, 2012

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY TO:
Island Stock Transfer
15500 Roosevelt Blvd., Suite 301
Clearwater, FL 33760
OR FAX TO 1-727-289-0069